UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.        )

Filed by Registrant [X]

Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)(2))
[ X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-12

LIBERTY ALL-STAR EQUITY FUND

(name of Registrant as Specified in its Charter)

ALPS FUND SERVICES, INC.

Attn: Tane Tyler

1290 Broadway, Suite 1100

Denver, Colorado 80203

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required
[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(set forth the amount on which the filing fee is calculated and state how it was determined):
	4)	Proposed maximum aggregate value of transaction:
	5)	Total fee paid:
[ ]	Fee paid previously with preliminary materials.
[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:
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LIBERTY ALL-STAR® EQUITY FUND

LIBERTY ALL-STAR® GROWTH FUND, INC.

August 18, 2011

Dear Fellow Shareholders:

Last month, ALPS Holdings, Inc. (“ALPS Holdings”) – the parent company of ALPS Advisors, Inc. (“AAI”), the manager for Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (each a “Fund,” collectively, the “Funds”) – announced it had signed an agreement to be acquired by DST Systems, Inc. (“DST”) (the “Transaction”).

As President and Chief Executive Officer of each Fund, I am writing to ask for your vote at the September 30, 2011 special meeting of shareholders. In order to provide for continuity in the management and operation of the Funds, you are being asked to approve for each Fund (1) a new Fund Management Agreement between the Fund and AAI and (2) new Portfolio Management Agreements among the Fund, AAI and each of the Fund’s investment sub-advisors (the “Portfolio Managers”) (the “Proposals”).

The enclosed Proxy Statement discusses the two proposals to be voted upon by the shareholders of each Fund. Please review the Proxy Statement and cast your vote on each of the proposals. The Board of Trustees/Directors of each Fund recommends that you vote FOR each proposal.

As discussed in more detail in the enclosed Proxy Statement, the Transaction will constitute a change in control of AAI, because, as a result of the Transaction, AAI will become an indirect wholly-owned subsidiary of DST. The Funds themselves are not parties to the Transaction and the Transaction will not result in any direct change in the structure or operation of the Funds. However, upon the closing of the Transaction (the “Closing”), each Fund’s existing Fund Management Agreement and Portfolio Management Agreements will terminate as required under applicable law. Therefore, in order to provide for continuity in the management and operation of the Funds, you are being asked to approve the new Fund Management Agreement and new Portfolio Management Agreements for each Fund.

Under the existing agreements, AAI has served as each Fund’s manager with responsibility for each Fund’s overall investment strategy and supervising the Portfolio Managers responsible for its implementation. Under the new agreements, AAI and the Portfolio Managers will provide the same investment advisory services to each Fund on the same terms as under the Funds’ existing agreements (except for the effective dates). The Transaction will not result in any change in the management fees paid by the Funds. Nor will the Transaction result in any change in the investment objectives or principal investment strategies of the Funds. The Funds’ multi-manager structure also will not change as a result of the Transaction, and the senior investment advisory personnel of AAI and the Portfolio Managers who currently manage and advise the Funds are expected to continue to do so after the Transaction, including William R. Parmentier, Jr., AAI’s Senior Vice President, and Mark T. Haley, CFA, AAI’s Vice President. Mr. Parmentier and Mr. Haley have 31 years and 24 years experience in the fund management business, respectively, and have been responsible for the day-to-day operations of the Funds for over 14 years.

The Transaction, which is subject to various conditions, will not change the names of the Funds or alter the number of shares you own in that Fund. The Transaction and each proposal are discussed in detail in the enclosed Proxy Statement.

THE BOARD OF TRUSTEES/DIRECTORS OF EACH FUND RECOMMENDS A VOTE FOR EACH PROPOSAL.

Your vote is important no matter how many shares you own. Voting your shares early will avoid costly follow-up mail and telephone solicitation. After reviewing the enclosed materials, please complete, sign and date your proxy card(s) and mail it promptly in the enclosed return envelope, or help save time and postage costs by calling the toll free number and following the instructions. You may also vote via the Internet by logging on to the website indicated on your proxy card and following the instructions that will appear. If we do not hear from you, our proxy solicitor, Broadridge Financial Solutions, Inc. (“Broadridge”) may contact you. This will ensure that your vote is counted even if you cannot attend the special meeting in person. If you have any questions about the proposals or the voting instructions, please call Broadridge at 1-877-708-3619.

Very truly yours,

William R. Parmentier, Jr.

President and Chief Executive Officer

LIBERTY ALL-STAR® EQUITY FUND (“Equity Fund”)

LIBERTY ALL-STAR® GROWTH FUND, INC. (“Growth Fund”)

(Each a “Fund,” collectively, the “Funds”)

1290 Broadway, Suite 1100

Denver, Colorado 80203

(303) 623-2577

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

August 18, 2011

To the Shareholders of the Funds:

NOTICE IS HEREBY GIVEN that a joint special meeting (the “Meeting”) of shareholders (the “Shareholders”) of the Funds will be held in the offices of ALPS Advisors, Inc. (“AAI”) at 1290 Broadway, Suite 1100, Denver, Colorado on September 30, 2011 at 10:00 a.m. MT.

As discussed in more detail in the enclosed Proxy Statement, ALPS Holdings, Inc. (“ALPS Holdings”) recently entered into a definitive agreement with DST Systems, Inc. (“DST”) and others whereby ALPS Holdings will merge with a wholly-owned subsidiary of DST (the “Transaction”). ALPS Holdings is the parent company of AAI, the manager for each Fund. The Transaction constitutes a change in control of AAI. As a result of the Transaction, AAI will become an indirect wholly-owned subsidiary of DST. The Funds themselves are not parties to the Transaction and the Transaction will not result in any direct change in the structure or operation of the Funds. However, upon the closing of the Transaction (the “Closing”), each Fund’s existing Fund Management Agreement with AAI and Portfolio Management Agreements among each Fund, AAI and the independent management firms that provide sub-advisory services to the Funds (“Portfolio Managers”) will automatically terminate as required under applicable law.

To provide for continuity in the management and operation of the Funds, the shareholders of each Fund are being asked to vote FOR the following proposals:

1. To approve a new Fund Management Agreement between the Fund and AAI to become effective upon the Closing;

2. To approve new Portfolio Management Agreements for the Fund with AAI and each of the Fund’s current Portfolio Managers listed below to become effective upon the Closing:

Equity Fund Portfolio Managers

2a.	Cornerstone Capital Management, Inc.

2b.	Matrix Asset Advisers, Inc.

2c.	Pzena Investment Management, LLC

2d.	Schneider Capital Management Corporation

2e.	TCW Investment Management Company

Growth Fund Portfolio Managers

2a.	TCW Investment Management Company

2b.	M.A. Weatherbie & Co., Inc.

3. To transact any other business as may properly come before the Meeting.

YOUR BOARD OF TRUSTEES/DIRECTORS RECOMMENDS THAT YOU VOTE FOR EACH OF THE PROPOSALS.

Under the existing agreements, AAI has served as each Fund’s manager with responsibility for each Fund’s overall investment strategy and supervising the Portfolio Managers responsible for its implementation. Under the new agreements, AAI and the Portfolio Managers will provide the same investment advisory services to each Fund on the same terms as under the Funds’ existing Agreements (except for the effective dates). The Transaction will not result in any change in the management fees paid by the Funds. Nor will the Transaction result in any change in the investment objectives or principal investment strategies of the Funds. The Funds’ multi-manager structure also will not change as a result of the Transaction, and the senior investment advisory personnel of AAI and the Portfolio Managers who currently manage and advise the Funds are expected to continue to do so after the Transaction, including William R. Parmentier, Jr., AAI’s Senior Vice President, and Mark T. Haley, CFA, AAI’s Vice President. Mr. Parmentier and Mr. Haley have 31 years and 24 years experience in the fund management business, respectively, and have been responsible for the day-to-day operations of the Funds for over 14 years. The Transaction and each proposal are discussed in detail in the enclosed Proxy Statement. The Transaction, which is subject to various conditions, will not change the names of the Funds or alter the number of shares you own in a Fund.

You are entitled to vote at the Meeting if you owned shares of one or both of the Funds at the close of business on July 19, 2011 (“Record Date”). If you attend the Meeting, you may vote your shares in person. However, we urge you, whether or not you expect to attend the Meeting in person, to complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or vote by telephone or through the Internet.

YOUR VOTE IS IMPORTANT – PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY.

You are cordially invited to attend the Meeting. We urge you, whether or not you expect to attend the Meeting in person, to complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope, or help save time and postage costs and vote by telephone or through the Internet. We ask your cooperation in voting your proxy promptly.

Important Notice Regarding Internet Availability of Proxy Materials for the Special Meeting to be held on September 30, 2011: An electronic copy of this proxy statement and the annual report are available at www.all-starfunds.com.

By order of the Board of Trustees of Liberty All-Star Equity Fund

and the Board of Directors of Liberty All-Star Growth Fund, Inc.

Tane T. Tyler

Secretary of the Funds

August 18, 2011

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the shareholder vote. Your vote is important.

QUESTIONS AND ANSWERS

Q.	What is happening?

A.

ALPS Holdings, Inc. (“ALPS Holdings”), a privately-held company, entered into a definitive agreement with DST Systems, Inc. (“DST”) and others whereby ALPS Holdings will merge with a wholly-owned subsidiary of DST (the “Transaction”). ALPS Holdings is the parent company to ALPS Advisors, Inc. (“AAI”) manager for the Liberty All-Star Equity Fund (“Equity Fund”) and the Liberty All-Star Growth Fund, Inc. (“Growth Fund”) (each a “Fund” and collectively, the “Funds”). As a result of the Transaction, AAI will become an indirect wholly-owned subsidiary of DST. The Transaction constitutes a change in control of AAI. DST, which is organized as a Delaware corporation, is publicly-traded and listed on the New York Stock Exchange.

The Funds themselves are not parties to the Transaction and the Transaction will not result in any direct change in the structure or operation of the Funds. However, upon the closing of the Transaction (“Closing”), the Fund Management Agreement between each Fund and AAI and Portfolio Management Agreements among each Fund, AAI and the independent investment management firms that provide sub-advisory services to the Funds (“Portfolio Managers”) will automatically terminate as required under applicable law. Therefore, in order to provide for continuity in the management and operation of the Funds, shareholders of each Fund will need to approve a new Fund Management Agreement with AAI and new Portfolio Management Agreements among the Fund, AAI and each Portfolio Manager.

Under the existing agreements, AAI has served as each Fund’s manager with responsibility for each Fund’s overall investment strategy and supervising the Portfolio Managers responsible for its implementation. Under the new agreements, AAI and the Portfolio Managers will provide the same investment advisory services to each Fund on the same terms as under the Funds’ existing agreements (except for the effective dates). The Transaction will not result in any change in the management fees paid by the Funds. Nor will the Transaction result in any change in the investment objectives or principal investment strategies of the Funds. The Funds’ multi-manager structure also will not change as a result of the Transaction, and the senior investment advisory personnel of AAI and the Portfolio Managers who currently manage and advise the Funds are expected to continue to do so after the Transaction, including William R. Parmentier, Jr., AAI’s Senior Vice President, and Mark T. Haley, CFA, AAI’s Vice President. Mr. Parmentier and Mr. Haley have 31 years and 24 years experience in the fund management business, respectively, and have been responsible for the day-to-day operations of the Funds for over 14 years. The parties currently anticipate the Closing to occur in the fourth quarter of 2011. The Transaction and each proposal are discussed in detail in the enclosed Proxy Statement.

The Proxy Statement provides additional information about AAI and each proposal. If Shareholders approve the proposals, the effectiveness of each is contingent upon the Closing occurring, and each proposal will become effective only upon the Closing. If the Transaction is not consummated, none of the proposals will become effective.

EACH FUND’S BOARD OF TRUSTEES/DIRECTORS RECOMMENDS THAT YOU

VOTE FOR EACH OF THE PROPOSALS DESCRIBED IN THE PROXY STATEMENT.

Q.	Why are you sending me this information?

A.	You are receiving these proxy materials because you owned shares in one or both of the Funds on the Record Date and have the right to vote on these very important proposals concerning your investment.

Q.	Why am I being asked to vote on the new agreements?

A.

Completion of the Transaction will result in an “assignment” of each Fund’s Fund Management Agreement and Portfolio Management Agreements, and as a result, will automatically terminate each of these agreements pursuant to the Investment Company Act of 1940, as amended (“1940 Act”). To ensure that the operation of your Fund can continue without any interruption and that AAI and each Portfolio Manager can continue to provide your Fund with the same services they currently provide to your Fund, your approval of the new agreements is sought.

For the Closing to occur, certain conditions must be satisfied or waived, including, among others, obtaining consent to the Transaction or approval of investment advisory agreements/arrangements by a certain percentage of ALPS Holdings’ clients representing an agreed upon percentage of the annualized revenue of ALPS and its subsidiaries (including AAI). Fund shareholders are not being asked to vote directly on the Transaction.

Q.	How will the Transaction affect me as a Fund Shareholder?

A.

Your Fund and its investment objectives will not change as a result of the completion of the Transaction, and you will still own the same shares in the same Fund. AAI and the Portfolio Managers will continue to provide management and investment advisory services to each Fund on the same terms and for the same fees that are currently in effect. In addition, AAI and the Portfolio Managers do not anticipate any changes in the senior investment advisory personnel at AAI or the Portfolio Mangers who currently manage the Funds.

Q.	Will either Fund’s name change?

A.	No. The name of each Fund will not change.

Q.	Will there be a change in the Manager or any Portfolio Managers?

A.

No. AAI will continue to serve as the manager and the Portfolio Managers that currently manage each Fund are expected to continue to do so after the Closing, pursuant to the same investment objectives and strategies currently in place.

Q.	Will the services change or the fees payable under the new agreements increase as a result of the Transaction?

A.	No. The proposals to approve the new agreements do not seek any change in services or increase in fee rates.

Q.	How do the Trustees/Directors of my Fund recommend that I vote?

A.	The Trustees/Directors of your Fund recommend that you vote FOR each of the proposals.

Q.	Will my Fund pay for this proxy solicitation or for the costs of the Transaction?

A.	No. The Funds will not bear these costs. ALPS Holdings has agreed to bear any costs that would otherwise be borne by the Funds.

Q.	How do I vote my shares?

A.	For your convenience, there are several ways you can vote:

By Mail: Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;

By Telephone: Call the number printed on the enclosed proxy card(s);

By Internet: Access the website address printed on the enclosed proxy card(s); or

In Person: Attend the Meeting as described in the Proxy Statement. If you wish to attend the Meeting, please notify us by calling 1-800-241-1850.

Q.	Why are two proxy cards enclosed?

A.	If you own shares of both Funds, you will receive a separate proxy card for each Fund.

Q.	Whom should I call for additional information about this Proxy Statement?

A.	If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call our proxy solicitor, Broadridge Financial Solutions, Inc. at 1-877-708-3619.

LIBERTY ALL-STAR EQUITY FUND (“Equity Fund”)

LIBERTY ALL-STAR GROWTH FUND, INC. (“Growth Fund”)

(each a “Fund,” collectively, the “Funds”)

1290 Broadway, Suite 1100

Denver, Colorado 80203

(303) 623-2577

PROXY STATEMENT

for the Joint Special Meeting of Shareholders

to be held on September 30, 2011

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Boards of Trustees/Directors of the Funds to be used at the joint special meeting of shareholders (the “Shareholders”) of the Funds to be held in the offices of ALPS Advisors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado on September 30, 2011 at 10:00 a.m. MT and at any adjournments thereof (such meeting and any adjournments being referred to as the “Meeting”).

Solicitation of Proxies

The solicitation of proxies for use at the Meeting is being made primarily by the Funds by the mailing on or about August 19, 2011 of the Notice of Special Meeting of Shareholders, this Proxy Statement and the accompanying proxy card. Supplementary solicitations may be made by mail, telephone or personal interview by officers and Trustees/Directors of the Funds and officers, employees and agents of the Funds’ investment adviser, ALPS Advisors, Inc. (“AAI” or the “Manager”), and/or its affiliates and by Broadridge Financial Solutions, Inc. (“Broadridge”), the firm that has been engaged to assist in the solicitation of proxies. Authorization to execute proxies may be obtained from Shareholders through instructions transmitted by telephone, facsimile or other electronic means.

At the Meeting, Shareholders of each Fund will be asked:

1. To approve a new Fund Management Agreement between the Fund and AAI to become effective upon completion (the “Closing”) of the merger of ALPS Holdings, Inc. (“ALPS Holdings”), the parent company to AAI, with a wholly-owned subsidiary of DST Systems, Inc. (“DST”);

2. To approve new Portfolio Management Agreements for the Fund with AAI and each of the independent investment management firms that provide sub-advisory services to the Funds (“Portfolio Managers”) listed below to become effective upon the Closing:

Equity Fund Portfolio Managers

2a.	Cornerstone Capital Management, Inc.

2b.	Matrix Asset Advisers, Inc.

2c.	Pzena Investment Management, LLC

2d.	Schneider Capital Management Corporation

2e.	TCW Investment Management Company

Growth Fund Portfolio Managers

2a.	TCW Investment Management Company

2b.	M.A. Weatherbie & Co., Inc.

3. To transact any other business as may properly come before the Meeting.

The Boards have set the close of business on July 19, 2011 as the record date (“Record Date”), and only Shareholders of record on the Record Date will be entitled to vote on these proposals at the Meeting. Additional information regarding outstanding shares and voting your proxy is included at the end of this Proxy Statement in the sections entitled “General Information” and “Voting Information.”

GENERAL OVERVIEW

The Transaction

On July 19, 2011, ALPS Holdings entered into a definitive agreement with DST and others whereby ALPS Holdings will merge with a wholly-owned subsidiary of DST (the “Transaction”). Upon the closing of Transaction (“Closing”), AAI will become an indirect wholly-owned subsidiary of DST. The Transaction constitutes a change in control of AAI. DST, which is organized as a Delaware corporation, is publicly-traded and listed on the New York Stock Exchange.

The Closing is subject to certain terms and conditions, including, among others: (1) obtaining consent to the Transaction or approval of investment advisory agreements/arrangements by a certain percentage of ALPS Holdings’ clients representing an agreed upon percentage of the annualized revenue of ALPS and its subsidiaries (including AAI); and (2) DST, AAI and ALPS Holdings obtaining any necessary regulatory approvals. Fund shareholders are not being asked to vote directly on the Transaction. Although there is no assurance that the Closing will occur, if each of the terms and conditions is satisfied or waived, DST, ALPS Holdings and AAI currently anticipate that the Closing will take place in the fourth quarter of 2011.

It is possible that the Closing will occur before a Fund’s shareholders have approved the new agreements. In this event, its Board will be asked to approve an interim Fund Management Agreement between the Fund and AAI and interim Portfolio Management Agreements among the Fund, AAI, and each Portfolio Manager. Once the Board has approved the interim agreements with respect to a Fund, management may terminate the Fund’s existing agreements, effective on a date prior to the Closing, and enter into the interim agreements. The interim agreements would ensure such Fund continues to receive ongoing advisory services after the Closing. The interim agreements would remain in effect for a Fund until the earlier of 150 days from the termination of the existing agreements, or the date that a Fund’s shareholders approve the new agreements. Rule 15a-4 under the Investment Company Act of 1940, as amended (the “1940 Act”), permits such interim agreements to become effective without shareholder approval.

Post-Transaction Structure and Operations

The Funds themselves are not parties to the Transaction and the Transaction will not result in any direct change in the structure or operation of the Funds. However, upon the Closing, the Fund Management Agreement between each Fund and AAI and Portfolio Management Agreements among each Fund, AAI and the independent investment management firms that provide sub-advisory services to the Fund (“Portfolio Managers”) will automatically terminate as required under applicable law. Therefore, in order to provide for continuity in the management and operation of the Funds, shareholders of each Fund will need to approve a new Fund Management Agreement with AAI and new Portfolio Management Agreements among the Fund, AAI and each of the Fund’s current Portfolio Managers.

Under the existing agreements, AAI has served as each Fund’s manager with responsibility for each Fund’s overall investment strategy and supervising the Portfolio Managers responsible for its implementation. Under the new agreements, AAI and the Portfolio Managers will provide the same investment advisory services to each Fund on the same terms as under the Funds’ existing agreements (except for the effective dates). The Transaction will not result in any change in the management fees paid by the Funds. Nor will the Transaction result in any change in the investment objectives or principal investment strategies of the Funds. The Funds’ multi-manager structure also will not change as a result of the Transaction, and the senior investment advisory personnel of AAI and the Portfolio Managers who currently manage and advise the Funds are expected to continue to do so after the Transaction, including William R. Parmentier, Jr., AAI’s Senior Vice President, and Mark T. Haley, CFA, AAI’s Vice President. Mr. Parmentier and Mr. Haley have 31 years and 24 years experience in the fund management business, respectively, and have been responsible for the day-to-day operations of the Funds for over 14 years. The parties expect the Closing to occur in the fourth quarter of 2011.

New Fund Management and Portfolio Management Agreements

Upon the Closing, AAI and the respective Portfolio Managers will continue as the Manager and Portfolio Managers to each Fund.

The Transaction will result in a change of control of AAI. This change in control is deemed to be an “assignment” of each Fund’s existing Fund Management Agreement (each, an “Existing Fund Management Agreement”) and existing Portfolio Management Agreements (each, an “Existing Portfolio Management Agreement” and together with the Existing Fund Management Agreements, the “Existing Agreements”) under the 1940 Act. As required by the 1940 Act, each Fund’s Existing Agreements provide for their automatic termination in the event of an assignment, and each will, therefore, terminate upon the Closing. Accordingly, shareholders of each Fund are being asked to approve a new Fund Management Agreement (each, a “New Fund

Management Agreement”) and new Portfolio Management Agreements (each, “New Portfolio Management Agreements” and together with the New Fund Management Agreement, the “New Agreements”) with the same terms (except for the effective dates) and at the same fee rates as the Existing Agreements and which allow AAI and the various Portfolio Managers to continue to manage and advise each Fund. If approved by the shareholders of the respective Funds, the New Agreements will not become effective until the Closing. For each Fund, the proposal to approve the New Portfolio Management Agreements is contingent upon the approval of the New Fund Management Agreement. If the Transaction is not completed for any reason, the Existing Agreements will remain in effect for each Fund.

PROPOSAL 1: APPROVAL OF THE NEW FUND MANAGEMENT AGREEMENT

Shareholders of each Fund are being asked to approve a New Fund Management Agreement between the Fund and AAI. As described above, each Fund’s Existing Fund Management Agreement will terminate upon the Closing. Therefore, approval of the New Fund Management Agreements is sought so that the operation and management of each Fund can continue without interruption. If the Transaction is not completed for any reason, the Existing Agreements will continue in effect.

Board Approval and Recommendation

On July 28, 2011, the Trustees/Directors of each Fund, including a majority of the Independent Trustees/Directors, unanimously approved the New Fund Management Agreement for the Fund and unanimously recommended that Shareholders of the Fund approve the New Fund Management Agreement. A summary of the Board’s considerations is provided below in the section entitled “Evaluation by the Boards.”

Description of the Existing and New Fund Management Agreements

The form of each New Fund Management Agreement is set forth in Exhibit A to this Proxy Statement. The description of terms in this section is qualified in its entirety by reference to Exhibit A. Exhibit B shows the date of each Existing Fund Management Agreement, the date when each Existing Fund Management Agreement was last approved by the Board, the date when each Existing Fund Management Agreement was last submitted to a vote of Shareholders of the Fund, including the purpose of such submission, and the advisory fee rate under the Existing Fund Management Agreement for each Fund.

The terms of each New Fund Management Agreement are the same as the terms of the respective Existing Fund Management Agreement (except for the effective dates). The annual fee rates for investment management under the New Fund Management Agreements are the same as the annual fee rates for those services under the Existing Fund Management Agreements. AAI has advised the Boards that it does not anticipate that the Transaction will result in any reduction in the quality of services now provided to the Funds or have any adverse effect on the ability of AAI or ALPS Fund Services to fulfill its obligations to the Funds.

The following discussion of the New Fund Management Agreements describes both the Existing Fund Management Agreement and the New Fund Management Agreement for each Fund. The next several paragraphs briefly summarize some important provisions of the Existing and New Fund Management Agreements, but for a complete understanding of the Agreements, you should read Exhibits A and B.

Services Provided by the Fund Manager

The New Fund Management Agreement for each Fund requires AAI to provide general management services to the Fund and to provide overall supervisory responsibility for the general management and investment of the Fund’s assets, subject to the review and approval of the Trustees/Directors. AAI is responsible for setting each Fund’s investment program and strategies, revising the programs, as necessary, and monitoring and reporting periodically to the Trustees/Directors concerning the implementation of the programs.

The New Fund Management Agreement for each Fund provides for AAI and the Fund to appoint one or more Portfolio Managers to have full discretion and to make all determinations with respect to the investment and reinvestment of the portion of the Fund’s assets assigned to that Portfolio Manager. The New Fund Management Agreement requires AAI to: (i) advise the Trustees/Directors which Portfolio Managers AAI believes are best suited to invest the assets of the Fund; (ii) monitor and evaluate the investment performance of each Portfolio Manager; (iii) allocate and reallocate the portion of the Fund’s assets to be managed by each Portfolio Manager; (iv) recommend changes of or additional Portfolio Managers when deemed appropriate by AAI; (v) coordinate and monitor the investment activities of the Portfolio Managers to ensure compliance with the Fund’s investment policies and restrictions and applicable laws; (vi) have full investment discretion to make all determinations with respect to the investment of the Fund’s assets not then managed by a Portfolio Manager; and (vii) implement procedures reasonably designed to ensure that the Portfolio Managers comply with the Fund’s investment objectives, policies and restrictions.

Term of the New Fund Management Agreements

Each Fund’s New Fund Management Agreement provides that it will continue in effect for an initial period beginning on the date of the Closing (the “Closing Date”) and ending on the second anniversary of that date. After that, it will continue in effect from year to year as long as the continuation is approved at least annually (i) by the Fund’s respective Board, including a majority of the Fund’s Independent Trustees/Directors; or (ii) by vote of a majority of the outstanding voting securities of the Fund.

Termination of the New Fund Management Agreement

The New Fund Management Agreement for a Fund may be terminated without penalty by vote of the Trustees/Directors, including a majority of the Fund’s Independent Trustees/Directors, or by vote of a majority of the outstanding voting securities of the Fund, on sixty days’ written notice to AAI, or by AAI upon sixty days’ written notice to the Fund, and each terminates automatically in the event of its “assignment” as defined in the 1940 Act. The 1940 Act defines “assignment” to include, in general, transactions in which a significant change in the ownership of an investment adviser or its parent company occurs.

Liability of the Fund Manager

Each New Fund Management Agreement provides that AAI will not be liable to the Fund or its Shareholders, except for liability arising from the AAI’s willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations or duties.

Differences between the Existing and New Fund Management Agreements

Each New Fund Management Agreement is the same as the corresponding Existing Fund Management Agreement except for the effective date of the New Fund Management Agreement as discussed above.

Required Vote

Approval of each New Fund Management Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of each Fund, which, under the 1940 Act, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

EACH FUND’S BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR”

PROPOSAL 1.

PROPOSAL 2: APPROVAL OF NEW PORTFOLIO MANAGEMENT AGREEMENTS

Shareholders of each Fund are being asked to approve New Portfolio Management Agreements among the relevant Fund, AAI and each of the Fund’s current Portfolio Manager listed below.

Equity Fund Portfolio Managers

2a.	Cornerstone Capital Management, Inc.

2b.	Matrix Asset Advisers, Inc.

2c.	Pzena Investment Management, LLC

2d.	Schneider Capital Management Corporation

2e.	TCW Investment Management Company

Growth Fund Portfolio Managers

2a.	TCW Investment Management Company

2b.	M.A. Weatherbie & Co., Inc.

As described above, each Existing Portfolio Management Agreement will automatically terminate upon the Closing. Therefore, approval of the New Portfolio Management Agreements is sought so that the operation and management of each Fund can continue without interruption. For each Fund, this proposal to approve New Portfolio Management Agreements is subject to the approval of the proposal to approve a New Fund Management Agreement. If the Transaction is not completed for any reason, the Existing Agreements will continue in effect.

The Multi-Manager Methodology

Each Fund allocates its portfolio assets among a number of independent investment management firms (the Portfolio Managers) recommended by AAI and approved by the Board, currently five for the Equity Fund and two for the Growth Fund. Each Portfolio Manager employs a different investment style and/or strategy, and from time to time AAI rebalances each Fund’s portfolio assets among the Portfolio Managers. The Funds’ multi-manager methodology is based on the premise that most investment management firms consistently employ a distinct investment style which causes them to emphasize stocks with particular characteristics, and that, because of changing investor preferences, any given investment style will move into and out of market favor and will result in better performance under certain market conditions but poorer market performance under other conditions. The Funds’ multi-manager methodology seeks to achieve more consistent and less volatile performance over the long term than if a single Portfolio Manager was employed.

The Portfolio Managers recommended by AAI represent a blending of different styles which, in AAI’s opinion, is appropriate for each Fund’s investment objective and which is sufficiently broad so that at least one of such styles can reasonably be expected to be in relative market favor in all reasonably foreseeable market conditions. AAI continuously analyzes and evaluates the investment performance and portfolios of the Funds’ Portfolio Managers and from time to time recommends changes in the Portfolio Managers. Such recommendations could be based on factors such as a change in a Portfolio Manager’s investment style or a Portfolio Manager’s divergence from the investment style for which it was selected, changes deemed by AAI to be potentially adverse in a Portfolio Manager’s personnel, ownership, structure or organization, or a deterioration in a Portfolio Manager’s investment performance when compared to that of other investment management firms employing similar investment styles. Portfolio Manager changes may also be made to change the mix of investment styles employed by the Funds’ Portfolio Managers. Portfolio Manager changes, as well as rebalancings of a Fund’s assets among the Portfolio Managers, may result in portfolio turnover in excess of what would otherwise be the case. Increased portfolio turnover results in increased brokerage commission and transaction costs, and may result in the recognition of additional capital gains.

Board Approval and Recommendation

On July 28, 2011, the Trustees/Directors of each Fund, including a majority of the Independent Trustees/Directors, unanimously approved each New Portfolio Management Agreement for each Fund and unanimously recommended that Shareholders approve each New Portfolio Management Agreement relating to that Fund. A summary of the Boards’ considerations is provided below in the section entitled “Evaluation by the Boards.”

In accordance with the terms of an exemptive order issued to each Fund and AAI by the Securities and Exchange Commission (the “SEC”), the shareholders of each Fund have previously approved each Existing Portfolio Management Agreement. AAI continuously monitors and evaluates each Portfolio Manager on a quantitative and qualitative basis. The evaluation process focuses on, but is not limited to, the firm’s philosophy, investment process, personnel and performance.

Description of the Existing and New Portfolio Management Agreements

The form of the New Portfolio Management Agreement is set forth in Exhibit C to this Proxy Statement. The description of terms in this section is qualified in its entirety by reference to Exhibit C. Exhibit D shows the date of each Existing Portfolio Management Agreement, the date when each Existing Portfolio Management Agreement was last approved by the Board with respect to each Fund, the date when each Existing Portfolio Management Agreement was last submitted to a vote of Shareholders of each Fund, including the purpose of such submission, and the advisory fee rates under the Existing Portfolio Management Agreements for each Fund.

The terms of each New Portfolio Management Agreement are the same as those of the respective Existing Portfolio Management Agreement (except for the effective dates). The Funds do not pay any fees under either the Existing Portfolio Management Agreements or the New Portfolio Management Agreements. All payments to a Portfolio Manager under an Existing Portfolio Management Agreement are made by AAI and, if the New Portfolio Management Agreements are approved, will continue to be made by AAI. The annual fee rates to be paid by AAI under each New Portfolio Management Agreement are the same as the annual fee rates paid by AAI under the respective Existing Portfolio Management Agreement. AAI and each Portfolio Manager have advised the Boards that they do not anticipate that the Transaction will result in any reduction in the quality of services now provided to the Funds or have any adverse effect on the ability of any Portfolio Manager to fulfill its obligations under the New Portfolio Management Agreements.

The following discussion of the New Portfolio Management Agreement describes both the Existing Portfolio Management Agreements and the New Portfolio Management Agreements for each Fund. Each New Portfolio Management Agreement matches the form in Exhibit C, except for items specific to a Fund, such as the Fund’s name and fee rate. The next several paragraphs briefly summarize some important provisions of the Existing and New Portfolio Management Agreements, but for a complete understanding of the Agreements, you should read Exhibits C and D.

Services Provided by the Portfolio Managers

The New Portfolio Management Agreements for each Fund essentially provides that each Portfolio Manager, under the Board’s and AAI’s supervision and subject to the Fund’s registration statement, will: (1) formulate and implement an investment program for the Fund’s assets assigned to the Portfolio Manager; (2) decide what securities to buy and sell for the Fund’s portfolio (or the portion of the Fund’s portfolio managed by the Portfolio Manager); (3) select brokers and dealers to carry out portfolio transactions for the Fund (or the portion of the Fund’s portfolio managed by the Portfolio Manager); and (4) report results to the Board of the Fund.

Term of the New Portfolio Management Agreements

Each New Portfolio Management Agreement provides that it will continue in effect for an initial period beginning on the Closing Date and ending on the second anniversary of that date. After that, it will continue in effect from year to year as long as the continuation is approved at least annually (i) by the respective Fund’s Board, including a majority of the Fund’s Independent Trustees/Directors; or (ii) by vote of a majority of the outstanding voting securities of the Fund.

Termination of the New Portfolio Management Agreements

Each New Portfolio Management Agreement for each Fund may be terminated without penalty (i) by vote of the respective Fund’s Board or by vote of a majority of the outstanding voting securities of the Fund, on thirty days’ written notice to the Portfolio Manager, (ii) by AAI upon thirty days’ written notice to the Portfolio Manager, or (iii) by the Portfolio Manager upon ninety days’ written notice to AAI and the Fund, and the New Portfolio Management Agreements terminate automatically in the event of their “assignment,” as described above, or upon termination of the New Fund Management Agreement.

Liability of the Portfolio Manager

Each New Portfolio Management Agreement provides that the Portfolio Manager will not be liable to AAI, the relevant Fund or its Shareholders, except for liability arising from the Portfolio Manager’s willful misfeasance, bad faith, gross negligence or violation of the standard of care established by and applicable to the Portfolio Manager in its actions under the New Portfolio Management Agreement or breach of its duty or obligations under the New Portfolio Management Agreement.

Differences between the Existing and New Portfolio Management Agreements

The New Portfolio Management Agreement for each Fund is the same as the Existing Portfolio Management Agreement, except for the effective date of the New Portfolio Management Agreement as discussed above.

Required Vote

Approval of each New Portfolio Management Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of each Fund, which, under the 1940 Act, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

EACH FUND’S BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR”

PROPOSAL 2.

EVALUATION BY THE BOARDS

Board Meetings and Considerations

The Boards were advised that Lovell Minnick Equity Partners II LP was considering a possible sale of its interest in ALPS Holdings in May 2011 and received periodic updates from management. The Boards met in person on July 28, 2011 (“July Meeting”) to discuss the Transaction and the effect that the Transaction would have on the Funds. At the July Meeting, and throughout the process to consider the Transaction, each Board, including a majority of the Independent Trustees/Directors, was advised by its independent legal counsel.

At the July Meeting, each Board considered whether to approve the New Agreements. At that time, the Boards reviewed information furnished by AAI, ALPS Holdings and DST regarding the terms of the Transaction and considered the possible effects on the Funds and their shareholders. In addition, the Boards discussed with the President of DST its personnel, operations and financial condition. The Boards also met with representatives of AAI and ALPS Holdings. During the meeting, these representatives indicated their belief that the Transaction would not adversely affect (1) the continued operation of the Funds; (2) the capabilities of the senior investment advisory personnel of AAI who currently manage the Funds to continue to provide management and other services to the Funds at the current levels; or (3) the capabilities of each Portfolio Manager to continue to provide the same level of advisory and other services to the Funds. These representatives also indicated that they believed that the Transaction may provide certain benefits to the Funds. However, they indicated that there could be no assurance that any particular benefits would result.

In connection with their approval of the New Agreements, the Independent Trustees/Directors received advice from their legal counsel detailing each Board’s responsibilities pertaining to such approvals. The Boards reviewed the materials furnished by DST and AAI discussed below, including responses to certain questions relating to the Transaction and reports relating to each Fund’s performance, advisory fees and total operating expenses, and other relevant data. Each Board considered, among other matters:

(1)	That the terms of the New Agreements and the Existing Agreements are the same (except for the effective dates);

(2)

That the level of service and the manner in which its Fund’s assets are managed are not expected to change as a result of the transaction, and that the same individuals at AAI and the Portfolio Managers who manage the Fund’s assets are expected to continue to do so after the Closing;

(3)

That the management fee rate payable by its Fund under the New Fund Management Agreements and by AAI under the New Portfolio Management Agreements are the same as the fee rates payable under the Existing Agreements;

(4)	That the its Fund’s expense ratio is not expected to increase as a result of the Transaction or approval of the New Agreements;

(5)	That DST does not contemplate modifying its Fund’s current Portfolio Manager or service provider relationships;

(6)	That the Transaction is expected to have minimal impact on AAI’s day-to-day operations;

(7)	That the Transaction is not expected to result in any change in the structure or operation of its Fund;

(8)	That the Transaction is not expected to result in any change in the composition of its Fund’s Board;

(9)	The history, reputation, qualification and background of DST, the qualifications of its personnel and DST’s financial condition;

(10)	The capabilities, experience, corporate structure and capital resources of DST;

(11)	The long-term business goals of DST with respect to AAI and the Fund;

(12)	DST’s intent to retain key personnel currently employed by AAI who provide services to the Fund and to maintain the existing level and quality of services to the Funds;

(13)

That shareholders would not bear any costs in connection with the Transaction, as ALPS Holdings will bear the costs, fees and expenses incurred by the Fund in connection with the Proxy Statement, the fees and expenses of accountants and attorneys relating to the Transaction and the Proxy Statement, and any other fees and expenses incurred by the Fund in connection with the Transaction; and

(14)

Information furnished to each Board by DST and AAI for the July Meeting and information provided by AAI for the Board’s consideration at its June 30, 2011 meeting (“June Meeting”) specifically in relation to the renewal of the Existing Agreements. In this regard, AAI confirmed that there have been no material changes to the information provided to the Board by AAI or the Portfolio Managers in connection with the renewal of the Agreements at the June Meeting.

Information provided by DST and AAI for each Board’s consideration included responses by DST and AAI to questions relating to the terms of the Transaction, the effect of the Transaction on the Funds, their service providers or fee structure, and any significant changes (actual or anticipated) to the composition of the Boards, officers, operations of the Funds, AAI’s management personnel, or the fee schedules under the Existing Agreements. In addition, information on the Funds’ investment performance is regularly provided to the Boards.

Information furnished at Board meetings throughout the year included AAI’s analysis of each Fund’s investment performance, presentations given by the Funds’ Portfolio Managers and various reports on compliance and other services provided by AAI and its affiliates. For the June Meeting, the Trustees/Directors requested and received reports that included, among other things, the investment performance of each Fund over various time periods as compared to a peer universe and a market index and the fees and expenses of each Fund as compared to comparable groups of closed-end funds and open-end multi-managed funds based, in part, on information from Lipper, Inc. (“Lipper”), an independent provider of investment company data. AAI also provided, and the Boards considered, the performance of each Portfolio Manager compared to relevant institutional peer groups selected by AAI for the period since the date the firm commenced managing assets for the Fund. Additionally, in response to specific requests from the Independent Trustees/Directors in connection with the June Meeting, AAI and the Portfolio Managers furnished, and the each Board considered, information concerning various aspects of its Fund’s operations, including: (1) the nature, quality and extent of services provided to the Fund by AAI and each Portfolio Manager; (2) the performance of the Fund and the portion of the Fund’s portfolio advised by a Portfolio Manager; (3) the level of the Fund’s management and portfolio management fees and expense ratios; (4) the costs of the services provided and profits realized by AAI and its affiliates from their relationship with the Fund; (5) the extent to which economies of scale would be realized as the Fund grows and whether fee levels will reflect economies of scale for the benefit of shareholders; (6) the “fall-out” benefits to AAI, each Portfolio Manager and their respective affiliates (i.e., any direct or indirect benefits to be derived by AAI, each Portfolio Manager and their respective affiliates from their relationships with the Fund); and (7) other general information about AAI and each Portfolio Manager. In considering each New Agreement, the Boards did not identify any single factor or information as all-important or controlling and each Trustee/Director may have attributed different weight to each factor.

In considering the information and materials described above, the Independent Trustees/Directors received assistance from and met separately with independent legal counsel and were provided with a written description of their statutory responsibilities and the legal standards that are applicable to approvals of advisory agreements. Although the New Agreements for the Funds were considered at the same joint Board meeting, each Board addressed its Fund separately.

Based on their evaluation of the Transaction and the information presented, the Boards unanimously concluded that the terms of the New Agreements were reasonable and fair and that the approval of the New Agreements was in the best interests of the Funds and their shareholders. Accordingly, each Board unanimously voted to approve the New Agreements for its Fund and recommended that shareholders approve the New Agreement with respect to their Fund. Each Board did not identify any single factor or group of factors as being of paramount importance in reaching its conclusions and determinations with respect to the approval of the New Agreements for its Fund. Although not meant to be all-inclusive, set forth below is a description of certain of the factors that were considered by each Board in deciding to approve the New Agreements for its Fund.

Board Consideration of the New Agreements

Nature, Extent and Quality of the Services to be Provided

In examining the nature, extent and quality of the services to be provided by AAI and the Portfolio Managers under the New Agreements, each Board considered that the terms of the New Agreements are the same as the terms of the Existing Agreements. The Boards also considered that the Transaction is expected to have minimal impact on AAI’s day-to-day operations and is not expected to result in any change in the Portfolio Managers or the structure or operations of the Funds. The Boards noted that DST currently does not intend to implement any changes to the services provided to the Funds by AAI or its affiliates. The Boards also noted that DST currently intends to retain the key personnel employed by AAI who provide services to the Funds. The same people at AAI and the Portfolio Managers who manage the Funds are expected to do so after the Closing. The level of service and the manner in which each Fund’s assets are managed are expected to remain the same. The Boards also considered that DST does not currently contemplate modifying the Funds’ current Portfolio Manager and service provider relationships.

In evaluating DST, each Board considered the history, reputation, qualifications and background of DST, the qualifications of its personnel and DST’s financial condition. The Boards also considered DST’s capabilities, experience, corporate structure and capital resources, as well as DST’s long-term business goals with regard to AAI and the Funds.

Each Board gave substantial consideration to its evaluation of the nature, extent and quality of the services provided by AAI and the Portfolio Managers under the Existing Agreements at the June Meeting. The Trustees/Directors considered the nature, extent and quality of the portfolio manager selection, evaluation and monitoring services provided by AAI, and the portfolio management services provided by each Portfolio Manager, in light of each Fund’s investment objective. In connection with its review, each Board considered its long association with AAI and AAI’s relationships with the Portfolio Managers and their personnel and the Board’s familiarity with their culture to evaluate the services to be provided. In particular, the Boards considered AAI’s long-term history of care and conscientiousness in the management of the Funds and the oversight of the Portfolio Managers. The Boards also considered the nature, extent and quality of the administrative services provided to the Funds by ALPS Fund Services, Inc. (“AFS”), an affiliate of AAI. With respect to each Fund, each Board also noted the steps that AAI has taken to encourage strong performance, including AAI’s willingness to recommend Portfolio Manager changes when necessary to address performance issues.

Each Board also considered each Portfolio Manager’s demonstrated consistency in investment approach. The Equity Fund Board considered that for the Equity Fund’s portfolio, Cornerstone and TCW manage the large cap growth and Matrix, Pzena and Schneider manage the large cap value portions of the portfolio. The Growth Fund Board considered that for the Growth Fund, TCW manages the large-cap and mid-cap growth and Weatherbie manages the small-cap growth portions of the portfolio. The Boards also reviewed the background and experience of the personnel at AAI responsible for Portfolio Manager selection, evaluation and monitoring for the Funds and at the Portfolio Managers responsible for managing the Fund’s portfolio. In addition, the Boards considered the overall financial strength of AAI, the effect on the Funds of any turnover in personnel at each Portfolio Manager, the insurance maintained by each Portfolio Manager and the compliance records of AAI and each Portfolio Manager.

Each Board determined that the quality of the services provided by the senior advisory personnel employed by AAI and by the Portfolio Managers had been consistent with or superior to quality norms in the industry, and that AAI and the respective Portfolio Managers would continue to have sufficient personnel, with the appropriate education and experience, to serve each Fund effectively. The Boards also determined that the AAI and Portfolio Managers personnel who provide services to the Funds had appropriate experience to serve the Fund effectively and had demonstrated their continuing ability to attract and retain well-qualified personnel. In addition, the Boards noted that the structure of AAI’s operations was sufficient to retain and properly motivate the Funds’ current senior advisory personnel. Each Board concluded that the nature, extent and quality of the services provided by AAI and the Portfolio Managers were appropriate and consistent with the terms of the New Agreements and that the Fund was likely to continue to benefit from services provided under the Agreements.

Investment Performance

While each Board considered more recent performance information, each Board placed significant emphasis on its consideration of the longer-term investment performance of its Fund at the June Meeting in connection with the renewal of the Fund’s existing agreements. At the June meeting, each Board reviewed the long-term and short-term investment performance of its Fund through March 31, 2011 based on both net asset value and market price. In addition, each Board considered the performance of other investment companies and accounts managed by the Portfolio Managers and the performance of the allocated portions of its Fund in the context of the Portfolio Managers’ different investment strategies and styles and the contribution of each Portfolio Manager to the Fund’s overall strategy and performance. In that connection, the Boards also considered the long-term and short-term performance of the existing senior investment advisory personnel of AAI who are expected to continue managing the Funds after the Transaction.

The performance information previously provided demonstrated to each Board a generally consistent pattern of favorable long-term performance of each Fund, which supported the renewal of the Existing Agreements and the approval of the New Agreements. Among other information addressed at the June Meeting, the Boards considered the fact that the returns of the Funds were strong on an absolute and relative basis in 2010 and the first quarter of 2011. In particular, the Equity Fund Board considered that the Equity Fund’s performance results exceeded those of the Lipper Large-Cap Core Mutual Fund Average for the year-to-date, one year, three year and ten-year periods, with the exception of the five-year and twenty-year periods when the Fund ranked in the 56th percentile. Also, the Equity Fund equaled or exceeded the S&P 500 for the year-to-date, one-year, three-year and ten-year periods while trailing for the five-year and twenty-year period. The Growth Fund Board also considered that the Growth Fund’s performance results exceeded those of the Lipper Multi-Cap Growth Mutual Fund Average, and the Russell 3000® Growth Index for all relevant periods.

Costs of the Services to be Provided to the Funds

Each Board noted that the management fees payable by its Fund to AAI and by AAI to the Portfolio Managers under the New Agreements are the same as the fee rates payable under the Existing Agreements. The Boards gave substantial consideration to its evaluation of the management fees payable by the Funds and the Funds’ total expense ratio at the June Meeting. The Boards considered that the Funds’ expense ratios were not expected to increase as a result of the Transaction. In addition, the Boards noted that shareholders would not bear any costs in connection with the Transaction, inasmuch as ALPS Holdings will bear the costs, fees and expenses incurred by the Funds in connection with the Proxy Statement, the fees and expenses of accountants and attorneys relating to the Transaction and Proxy Statement, and any other fees and expenses incurred by the Funds in connection with the Transaction.

At the June Meeting, the Boards reviewed the fees paid by the Funds to AAI and the fees paid by AAI to the Portfolio Managers as well as information provided by AAI about the management fees and overall expense ratio, for selected closed-end growth, core and value funds and multi-manager open-end equity funds. At the June Meeting, the Equity Fund Board noted that the Equity Fund’s management fee and total expense ratio were lower than the median for the closed-end growth, core and value funds, but that the Growth Fund’s management fee and total expense ratio were higher. The Boards also noted that both Funds’ management fee was higher than the median for the multi-manager open-end equity funds, but that the Equity Fund’s total expense ratio was lower. Each Board determined, however, that the higher contractual management fees and expense ratios were generally consistent with the higher costs and greater complexity associated with the management of a multi-manager closed-end fund. The Growth Fund Board also considered the additional expense incurred by the Growth Fund as a result of the proxy solicitation by dissident shareholders, which increased the Fund’s total expense ratio.

At the June Meeting, the Boards noted that AAI did not have any institutional clients with investment objectives and strategies comparable to those of the Funds. Each Board reviewed the breakpoint schedules that lower the management fee rate as its Fund’s assets increase. The Boards also considered the management fees paid to the Portfolio Managers and the fee rates charged by the Portfolio Managers to their other accounts, including institutional accounts. The Boards considered that the Portfolio Managers were paid by AAI, not the Funds. The Boards also considered the differences in the level of services provided and the differences in responsibility of AAI and the Portfolio Managers to the Funds and to other accounts. The Boards concluded that the management fees payable by the Funds to AAI and the fees payable by AAI to the Portfolio Managers were reasonable in relation to the nature and quality of the services provided, taking into account the management fees paid by selected closed-end growth, core and value funds and open-end equity funds.

Profitability and Costs of Services to AAI

The Boards reviewed the materials it received regarding DST’s capital resources. Each Board also reviewed the materials provided by AAI at the June Meeting regarding its profitability with respect to its Fund, calculated for the year ended December 31, 2010, as well as overall profitability information relating to the calendar years ended December 31, 2009 and 2008. In reviewing the information, attention was given to the methodology followed in allocating costs to the Funds, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may be reasonable while producing different results. In this respect, the Boards noted that AAI’s cost allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years. The Boards took into account management’s ongoing costs and expenditures in providing and improving services for the Funds as well as the ongoing need to meet regulatory and compliance requirements. In addition, the Boards considered information prepared by management comparing the profitability of AAI on an overall basis to other investment company managers. The Boards also considered the extent to which AAI and its affiliates might derive ancillary benefits from the Funds, noting that AFS, an affiliate of AAI, serves as the Fund’s administrator and receives compensation for acting in this capacity.

The Boards considered that AAI has advised the Boards that it does not regard Portfolio Manager profitability as meaningful to an evaluation of the New Portfolio Manager Agreements because the willingness of the Portfolio Managers to serve in such capacity depends primarily upon arm’s-length negotiations with AAI, AAI generally is aware of the fees charged by the Portfolio Managers to other clients, and AAI believes that the fees agreed upon with the Portfolio Managers are reasonable in light of the quality of investment advisory services rendered. The Boards accepted AAI’s explanations in light of the Boards’ findings as to the reasonableness of the aggregate management fees paid by the Funds and the fact that each Portfolio Manager’s fee is paid by AAI and not the Funds. The Boards acknowledged that, as a business matter, AAI was entitled to earn reasonable profits for its services to the Funds. The Boards determined that AAI’s profitability was reasonable in relation to the services provided and to the costs of providing management services to the Funds and supported the approval of the New Agreements.

Extent of Economies of Scale as the Funds Grow and Whether Fee Levels Reflect Economies of Scale

With respect to economies of scale, the Boards considered whether the Transaction would provide certain benefits to the Funds. Each Board considered that the fee schedule for each Fund, which will remain the same under the New Agreement, includes breakpoints to account for management economies of scale.

The Boards also placed significant emphasis on its consideration at the June Meeting on whether economies of scale are realized by AAI as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. The Boards reviewed the fee breakpoint schedules under the New Agreements and concluded that the schedules reflect economies of scale with respect to the selection, evaluation and monitoring of Portfolio Managers and other services performed by AAI and the management of Fund assets by each Portfolio Manager. With respect to the Equity Fund, the Equity Fund Board noted that the Fund has reached an asset size at which the Fund and its shareholders are benefiting from reduced management fee rates due to breakpoints in the management fees. With regard to the Growth Fund, the Growth Fund Board recognized that, although the Fund is not currently at an asset level at which it can take advantage of the breakpoints in its fee schedule, the schedule is structured so that when the Fund’s assets increase, economies of scale may be shared for the benefit of shareholders. Based on the foregoing, among other things, each Board concluded that the breakpoint schedules would allow the Funds to realize economies of scale, which supports approval of the New Agreements.

Benefits to be Derived from the Relationship with the Funds

The Boards considered the “fall-out” or ancillary benefits that may accrue to AAI, ALPS Holdings and DST as a result of their relationships with the Funds. The Boards noted that, at the June Meeting, the Boards had considered the benefits that may accrue to AAI and the Portfolio Managers in connection with their association with the Funds. In its consideration of the New Agreements, the Boards noted, among other things, that AAI and the Portfolio Managers may derive ancillary benefits from the Funds’ operations. For example, under the Agreements, AAI may request that transactions giving rise to brokerage commissions be executed through brokers and dealers that provide brokerage or research services to the Funds or AAI. Each Portfolio Manager, through its position as a Portfolio Manager, also may engage in soft dollar transactions. In advance of the June Meeting, the Boards received information regarding each Portfolio Manager’s procedures for executing portfolio transactions for the allocated portion(s) of the Funds and each Portfolio Manager’s soft dollar policies and procedures. In addition, the Boards considered that a Portfolio Manager may be affiliated with registered broker-dealers who may, from time to time, receive brokerage commissions from the Funds in connection with the purchase and sale of portfolio securities; provided, however, that those transactions, among other things, must be consistent with seeking best execution. The Boards determined that the foregoing ancillary benefits were consistent with the renewal of the Agreements.

Conclusions

Based on its evaluation, each Board unanimously concluded that the terms of the New Agreements are reasonable, fair and in the best interests of its Fund and the Fund’s shareholders. The Boards believe that the New Agreements will enable the Funds to continue to enjoy the high-quality investment management and sub-advisory services they have received in the past from AAI and each Portfolio Manager, at fee rates identical to the present rates, which the Boards deem appropriate, reasonable and in the best interests of the Funds and their shareholders. Each Board unanimously voted to approve and to recommend to the shareholders of its Fund that they approve the New Agreements.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser, provided that two conditions are satisfied.

First, an “unfair burden” may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

Second, during the three-year period after the transaction, at least 75% of the members of the investment company’s board of trustees/directors cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor.

Although the Transaction involves a merger of ALPS Holdings, the parent company of AAI, rather than the sale of (or a sale of an interest in) AAI, DST, ALPS Holdings and AAI intend for the Transaction to come within the safe harbor provided by section 15(f). The Boards have not been advised by DST, ALPS Holdings or AAI of any circumstances arising from the Transaction that might result in the imposition of an “unfair burden” on any Fund. Moreover, AAI has agreed that, for a period of not less than two years after the consummation of the Transaction, AAI will use reasonable best efforts to refrain from imposing, or agreeing to impose, any “unfair burden” on the Funds. At the present time, six (6) of seven (7) of the Trustees/Directors of each Fund are classified as Independent Trustees/Directors and following the Transaction, six (6) of seven (7) of the Trustees/Directors will continue to be classified as such. AAI has agreed to use its reasonable best efforts to ensure that no more than 25% of the Trustees/Directors are not “interested persons” (as defined in the 1940 Act) of AAI for a period of not less than three years after the completion of the Transaction.

INFORMATION ABOUT THE FUND MANAGER AND AFFILIATES

ALPS Holdings and its Affiliates

ALPS Holdings, located at 1290 Broadway, Suite 1100, Denver, Colorado 80203, was founded in 1985 as a provider of fund administration and fund distribution services. Since then, ALPS

Holdings has added additional services, including fund accounting, transfer agency, shareholder services, active distribution, legal, tax and compliance services. ALPS Holdings conducts its business through three wholly-owned subsidiaries: ALPS Fund Services, Inc., a service company and SEC-registered transfer agent; ALPS Distributors, Inc., a FINRA-registered broker-dealer, currently registered in all 50 states; and AAI, which is registered as an investment adviser with the SEC. ALPS Holdings and its affiliates provide fund administration services to funds with assets in excess of $310 billion and distribution services to funds with assets of more than $295 billion.

AAI is a wholly owned subsidiary of ALPS Holdings. Lovell Minnick Equity Partners II LP owns approximately 73% of ALPS Holdings, Inc. Lovell Minnick Equity Advisors II LLC serves as the general partner of Lovell Minnick Equity Partners II LP. Lovell Minnick Partners LLC is the sole managing member of Lovell Minnick Equity Advisors II LLC. Lovell Minnick Holdings LLC is the sole managing member of Lovell Minnick Partners LLC. Jeffrey D. Lovell and James E. Minnick control Lovell Minnick Holdings LLC by virtue of their equity interests in this entity. The address for each entity listed above, except AAI and ALPS Holdings, is 2141 Rosecrans Avenue, Suite 5150, El Segundo, CA 90245.

DST will become the parent of ALPS upon the closing of the transaction and have 100% ownership of ALPS. DST, which is organized as a Delaware corporation, is publicly-traded and listed on the New York Stock Exchange. The address for DST is 333 W. 11th St., Kansas City, MO 64105.

Investment Adviser and Administrator

AAI, 1290 Broadway, Suite 1100, Denver, CO 80203, is each Fund’s investment adviser. ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, Colorado, 80203, an affiliate of AAI, provides administrative, pricing and bookkeeping services to each Fund under an Administration, Bookkeeping and Pricing Services Agreement with each Fund. Information regarding the principal executive officer, directors and certain other officers, the beneficial owner and other funds managed by AAI in a manner similar to each Fund, including the management fees payable by those funds, of AAI is attached in Exhibit E. Information regarding the management, administration, pricing and bookkeeping fees paid to AAI by each Fund during the Fund’s most recently completed fiscal year is also attached in Exhibit E.

INFORMATION ABOUT THE PORTFOLIO MANAGERS

Equity Fund Portfolio Managers

Information for each Equity Fund Portfolio Manager regarding its principal executive officer, directors and certain other officers, 10% beneficial owners and other funds managed by the Portfolio Manager in a manner similar to the portion of the Fund allocated to the Portfolio Manager, including the management fees payable by those funds, is attached in Exhibit G. Information regarding the advisory fees paid to each Equity Fund Portfolio Manager during the Equity Fund’s most recently completed fiscal year is also attached in Exhibit G.

Cornerstone Capital Management, Inc. (“Cornerstone”), located at 7101 W 78th Street, Suite 201, Bloomington, MN 55439, is an independently owned firm founded in 1993 by Andrew S. Wyatt. Mr. Wyatt is Chief Executive Officer. As of March 31, 2011, Cornerstone had approximately $1.8 billion in assets under management.

Matrix Asset Advisers, Inc. (“Matrix”), located at 747 Third Avenue, New York, NY 10017, is an independently owned firm founded in 1986 by David A. Katz and John M. Gates. Mr. Katz serves as President and Chief Investment Officer of Matrix and manages the portion of the Equity Fund’s portfolio assets that is assigned to Matrix. Prior to co-founding Matrix in 1986, Mr. Katz was with Management Asset Corporation. Matrix is 100% employee-owned. As of March 31, 2011, Matrix had approximately $1.1 billion in assets under management.

Pzena Investment Management, LLC (“Pzena”), located at 120 West 45th Street, New York, NY 10036, was founded in 1995 by Richard S. Pzena. Mr. Pzena serves as Managing Principal and Chief Investment Officer of Pzena and, together with John Goetz (Managing Principal, Research) and Antonio DeSpirito III (Managing Principal, Large Cap Value), manages the portion of the Equity Fund’s assets that is assigned to Pzena. Pzena is 65% owned by Pzena employees, 20% by certain unaffiliated persons, and 15% publicly owned through a holding company, Pzena Investment Management Inc. As of March 31, 2011, Pzena had approximately $16.3 billion in assets under management.

Schneider Capital Management Corporation (“Schneider”), located at 460 East Swedesford Road, Wayne, PA 19087, is an independently owned firm founded in 1996 by Arnold C. Schneider III. Mr. Schneider serves as President and Chief Investment Officer of Schneider and manages that portion of the Equity Fund’s portfolio assigned to Schneider. Prior to founding Schneider, Mr. Schneider was a Senior Vice President and Partner of the Wellington Management Company. Schneider is 100% employee-owned. As of March 31, 2011, Schneider had approximately $2.7 billion in assets under management.

TCW Investment Management Company (“TCW”), located at 865 South Figueroa Street, Los Angeles, CA 90017, was established in 1971. TCW Group’s direct and indirect subsidiaries, including TCW, (a wholly-owned subsidiary of TCW Group), provide a variety of trust, investment management and investment advisory services. Societe Generale Asset Management, S.A, a wholly-owned subsidiary of Societe Generale, owns 75% of the TCW Group and is located at 92708 place de la Corpole, 92078 Paris, France. Societe Generale is located at 29 Boulevard Haussman, 75009, Paris, France. The employees, management and other shareholders of the TCW Group own the remaining 25% of the company. As of March 31, 2011, TCW and its affiliates had approximately $121.0 billion in assets under management or committed to management.

Growth Fund Portfolio Managers

Information for each Growth Fund Portfolio Manager regarding its principal executive officer, directors and certain other officers, 10% beneficial owners and other funds managed having investment objectives similar to those of the Growth Fund, including the management fees payable by those funds, and information regarding the advisory fees paid to each Growth Fund Portfolio Manager during the Growth Fund’s most recently completed fiscal year is attached in Exhibit G.

M.A. Weatherbie & Co., Inc. (“Weatherbie”), located at 265 Franklin Street, Boston, Massachusetts 02110, is a registered investment adviser founded in 1995 by Matthew A. Weatherbie. Mr. Weatherbie is the principal executive officer and serves as President of Weatherbie. In addition to Mr. Weatherbie being the senior principal, there are five other principals, five research analysts, a trader and a director of administration. Weatherbie is 100% employee-owned and operated with a partnership philosophy. As of March 31, 2011, Weatherbie had approximately $1.1 billion in assets under management.

TCW Investment Management Company See disclosure for TCW above under heading “Equity Fund Portfolio Managers.”

Portfolio Transactions and Brokerage

The Funds’ Portfolio Managers have discretion to select brokers and dealers to execute portfolio transactions initiated by that Portfolio Manager for the portion of the Fund’s portfolio assets allocated to it, and to select the markets in which such transactions are to be executed. As with the Existing Portfolio Management Agreements, the New Portfolio Management Agreements provide, in substance, that in executing portfolio transactions and selecting brokers or dealers, the primary responsibility of the Portfolio Manager is to seek to obtain best net price and execution for the Fund.

The Portfolio Managers are authorized to cause a Fund to pay a commission to a broker or dealer who provides research products and services to the Portfolio Manager for executing a portfolio transaction which is in excess of the amount of commission another broker or dealer would have charged for effecting the same transaction. The Portfolio Manager must determine in good faith, however, that such commission was reasonable in relation to the value of the research products and services provided to it, viewed in terms of that particular transaction or in terms of all the client accounts (including the Fund) over which the Portfolio Manager exercises investment discretion. It is possible that certain of the services received by a Portfolio Manager attributable to a particular transaction will primarily benefit one or more other accounts for which investment discretion is exercised by the Portfolio Manager.

In addition, under the New Portfolio Management Agreements, the Portfolio Managers, in selecting brokers or dealers to execute portfolio transactions for the Funds, are authorized to consider (and AAI may request them to consider) brokers or dealers that provide to AAI, directly or through third parties, research products or services such as research reports; portfolio analyses; compilations of securities prices, earnings, dividends and other data; computer software, and services of one or more consultants. The commissions paid on such transactions may exceed the amount of commission another broker would have charged for effecting that transaction. Research products and services made available to AAI include performance and other qualitative and quantitative data relating to investment managers in general and the Portfolio Managers in particular; data relating to the historic performance of categories of securities associated with particular investment styles; mutual fund portfolio and performance data; data relating to portfolio manager changes by pension plan fiduciaries; and related computer software, all of which are used by AAI in connection with its selection and monitoring of Portfolio Managers, the assembly of an appropriate mix of investment styles, and the determination of overall portfolio strategies.

AAI from time to time reaches understandings with each of the Funds’ Portfolio Managers as to the amounts of a Fund’s portfolio transactions initiated by such Portfolio Manager that are to be directed to brokers and dealers which provide or make available research products and services to AAI and the commissions to be charged to the Fund in connection therewith. These amounts may differ among the Portfolio Managers based on the nature of the market for the types of securities managed by them and other factors.

Although the Funds do not permit a Portfolio Manager to act or to have a broker-dealer affiliate act as broker for Fund portfolio transactions initiated by it, the Portfolio Managers are permitted to place Fund portfolio transactions initiated by them with another Portfolio Manager or its broker-dealer affiliate for execution on an agency basis, provided that the commission does not exceed the usual and customary broker’s commission being paid to other brokers for comparable transactions and is otherwise in accordance with the Funds’ procedures adopted pursuant to Rule 17e-1 under the Investment Company Act.

For the fiscal year ended December 31, 2010, the Fund did not pay commissions to any affiliated broker.

On February 15, 2000, the Securities and Exchange Commission (the “SEC”) issued each Fund exemptive relief from Sections 10(f), 17(a) and 17(e) and Rule 17e-1 under the 1940 Act to permit (1) broker-dealers which are, or are affiliated with, Portfolio Managers of the Fund to engage in principal transactions with, and provide brokerage services to, portion(s) of the Fund advised by another Portfolio Manager, and (2) the Fund to purchase securities either directly from a principal underwriter which is an affiliate of a Portfolio Manager or from an underwriting syndicate of which a principal underwriter is affiliated with a Portfolio Manager of the Fund. The Funds currently rely on Rule 17a-10 under the 1940 Act rather than this exemptive relief.

For the fiscal year ended December 31, 2010, the Funds did not pay commissions to any affiliated broker.

GENERAL INFORMATION

Ownership of Shares

As of the Record Date, there were 182,678,079 outstanding shares of beneficial interest of Equity Fund and 30,080,350 outstanding shares of common stock of Growth Fund. To the knowledge of the Equity Fund, on the Record Date for the Meeting, no Shareholder owned beneficially, as defined by Rule 13d-3 under the Securities Exchange Act of 1934, more than 5% of the outstanding shares of the Equity Fund. As of the Record Date, the following persons were known to be beneficial owners more than 5% of the outstanding securities of the Growth Fund:

Name and Address of Owner	# of Shares Owned	% of Shares Owned	Type of Ownership
Bulldog Investors Brooklyn Capital Management LLC Phillip Goldstein Andrew Dakos Park 80 West Plaza Two Suite 750 Saddle Brook, NJ 07663	3,582,359	11.91%	Beneficial*

Karpus Management, Inc. d/b/a Karpus Investment Management 183 Sully’s Trail Pittsford, New York 14534	3,330,615	11.07%	Beneficial**
*	Based on SC 13D/A filing made with the SEC on December 27, 2010.
**	Based on SC 13G/A filing made with the SEC on February 10, 2011. After the Record Date, on August 11, 2011, a SC 13D filing was made with the SEC reporting 4,435,750 shares.

Growth Fund opted into the Maryland Control Share Acquisition Act (the “MCSAA”). Subsequent to the Fund’s opt in, the SEC issued a no-action letter that raises questions regarding whether opting in to the MCSAA is consistent with Section 18(i) of the 1940 Act. The Fund is evaluating this letter and is determining what impact, if any, the letter has on the Fund and its ability to rely on the MCSAA.

The following table shows the dollar range and the number of shares of equity securities beneficially owned by each Trustee/Director and named executive officer as of December 31, 2010 of the Growth Fund and of the Equity Fund.

Independent Directors	Dollar Range of Equity Securities in the Growth Fund	Number of Shares of Growth Fund	Dollar Range of Equity Securities in the Equity Fund	Number of Shares of Equity Fund
John A. Benning	$10,001 - $50,000	4,422	Over $100,000	54,680
Thomas W. Brock	Over $100,000	25,664	Over $100,000	17,663
George R. Gaspari	None	None	None	None
Richard W. Lowry	$1 - $10,000	1,263	Over $100,000	207,726
John J. Neuhauser	$1 - $10,000	294	$1 - $10,000	156.3
Richard C. Rantzow	$1 - $10,000	2,177	$10,001 - $50,000	2,851

Independent Directors	Dollar Range of Equity Securities in the Growth Fund	Number of Shares of Growth Fund	Dollar Range of Equity Securities in the Equity Fund	Number of Shares of Equity Fund
Interested Director
Edmund J. Burke	None	None	None	None
Named Executive Officers
William R. Parmentier, Jr., President	Over $100,000	41,504	Over $100,000	37,907
Jeremy O. May, Treasurer	None	None	None	None

The Trustees/Directors and named executive officers of each Fund, in the aggregate, owned less than 1% of each class of the Fund’s outstanding shares of stock as of December 31, 2010.

Since the beginning of each Fund’s most recently completed fiscal year, no Trustee/Director sold securities exceeding 1% of the outstanding securities of any class of AAI or any Portfolio Manager or of such entity’s parents or subsidiaries.

As of December 31, 2010, no Independent Trustee/Director or nominee or any of their immediate family members owned beneficially or of record any class of securities of ALPS Holdings, another investment adviser, sub-adviser or Portfolio Manager of either of the Funds or any person controlling, controlled by or under common control with any such entity (except as noted in the next paragraph).

During the past five calendar years, Mr. Richard Lowry and Mr. John Benning (Trustee/Director of the Funds) have had a material interest in a trust (approximately $5.3 million and $1.6 million, respectively, as of December 31, 2010), which owns units of a limited partnership whose investments are managed by Weatherbie, a Portfolio Manager of the Growth Fund, and whose general partner is Weatherbie Limited Partnership. During the past five calendar years, Messrs. Lowry and Benning have had an interest in Cheetah Investment Partnership, LP (approximately $3.1 million and $387,918, respectively, as of December 31, 2010) which is managed by Arnold Schneider, President and Chief Investment Officer of Schneider Capital Management Corp., a Portfolio Manager of the Equity Fund.

Payment of Solicitation Expenses

ALPS Holdings will pay the expenses of the preparation, printing and mailing of this Proxy Statement and its enclosures and of all solicitations. Broadridge Financial Solutions, Inc., a proxy solicitation firm, has been engaged to assist in the solicitation of proxies. The aggregate cost of retaining such proxy solicitation firm is expected to be about $99,725 plus expenses in connection with the solicitation of proxies. ALPS Holdings will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the shareholders. If you do not vote your shares, you may be called by Broadridge Financial Solutions, our proxy solicitor to vote your shares. In addition to the solicitation of proxies by mail, employees of the Fund and its affiliates as well as dealers or their representatives may, without additional compensation, solicit proxies in person or by mail, telephone, facsimile or oral communication.

Other Business

The Board knows of no other business to be brought before the Meeting. However, if any other matters properly come before the Meeting, it is the intention of the Board that proxies that do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons designated therein as proxies.

Submission of Certain Shareholder Proposals

Under the SEC’s proxy rules, and subject to changes by the Board, stockholder proposals meeting tests contained in those rules may, under certain conditions, be included in the Fund’s proxy material for a particular annual stockholder meeting. Under the foregoing proxy rules, proposals submitted for inclusion in the proxy material for the 2012 Annual Meeting must be received by the Growth Fund on or before December 17, 2011 or by the Equity Fund on or before December 31, 2011. The fact that the Fund receives a stockholder proposal in a timely manner does not ensure its inclusion in its proxy material, since there are other requirements in the proxy rules relating to such inclusion.

Growth Fund shareholders who wish to make a proposal that would not be included in the Growth Fund’s proxy materials or to nominate a person or persons as Director at the Growth Fund’s 2012 Annual Meeting must ensure that the proposal or nomination is delivered to the Secretary of the Growth Fund no earlier than November 17, 2011 and no later than December 17, 2011. If the date of the Growth Fund 2012 Annual Meeting is held before May 31, 2012 or after July 30, 2012, then the proposal or nomination must be received by the later of 120 days prior to the annual meeting or the tenth day following the date that a public announcement of the meeting is first made.

Equity Fund shareholders who wish to make a proposal that would not be included in the Equity Fund’s proxy materials or to nominate a person or persons as Trustee at the Equity Fund’s 2012 Annual Meeting must ensure that the proposal or nomination is delivered to the Secretary of the Equity Fund no earlier than December 1, 2011 and no later than December 31, 2011. If the date of the Equity Fund 2012 Annual Meeting is held before January 31, 2012 or after April 29, 2012, then the proposal or nomination must be received by the later of 120 days prior to the annual meeting or the tenth day following the date that a public announcement of the meeting is first made.

Any such proposal or nomination must be in good order and in compliance with all applicable legal requirements and the requirements set forth in each Fund’s Restated By-laws. The chairman of the annual meeting may refuse to acknowledge any proposal or nomination that does not meet the legal and By-law requirements.

You must submit any stockholder proposals and nominations to the Secretary of the Funds, 1290 Broadway, Suite 1100, Denver, Colorado 80203.

The persons named as proxies for the Special Meeting will have discretionary authority to vote on all matters presented at the meeting consistent with SEC’s proxy rules.

Shareholder Reports

Each Fund has previously sent its most recent Annual Report dated December 31, 2010 to its Shareholders. You may obtain a copy of either report, free of charge, by writing to the Funds c/o ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, CO 80203, or by calling 1-800-241-1850.

VOTING INFORMATION

Voting Rights

Only Shareholders of record of a Fund on the Record Date may vote. Shareholders of record on the Record Date are entitled to be present and to vote at the Meeting. Each share or fractional share is entitled to one vote or fraction thereof. Each Fund’s Shareholders will vote separately on each proposal with respect to that Fund. If you are a Shareholder of more than one Fund, you will be voting on each proposal separately with respect to each Fund in which you hold shares.

Each proxy solicited by the Boards of Trustees/Directors which is properly executed and returned in time to be voted at the Meeting will be voted at the Meeting in accordance with the instructions on the proxy. Any proxy may be revoked at any time prior to its use by written notification received by the Funds’ Secretary, by the execution and delivery of a later-dated proxy, or by attending the Meeting and voting in person. Any letter of revocation or later-dated proxy must be received by the Funds prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.

For Proposals 1 and 2, the Funds understand that the NYSE has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealer firms’ request for voting instructions may not vote such customer’s shares on a new investment advisory contract. Therefore, NYSE broker-dealers that have not received customer instructions will not be permitted to vote customer shares with respect to Proposal 1 regarding the New Fund Management Agreements or Proposal 2 regarding the New Portfolio Management Agreements. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares are to be voted on a proposal may be deemed to be an instruction to vote such shares in favor of the applicable proposal.

Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present. “Broker non-votes” occur where: (i) shares are held by brokers or nominees, typically in “street name”; (ii) instructions have not been received from the beneficial owners or persons entitled to vote the shares; and (iii) the broker or nominee does not have discretionary voting power on a particular matter.

Quorum; Adjournment

For each Fund, a majority of the shares outstanding on the Record Date and entitled to vote, present and in person or represented by proxy, constitutes a quorum for the transaction of business by the Shareholders of that Fund at the Meeting. In the event a quorum is present at the Meeting, but sufficient votes to approve a proposal have not been received or in the discretion of such persons, the Chairman of the meeting or, in the case of the Equity Fund, persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. A Shareholder vote may be taken on one or more of the proposals referred to above prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. In the event of an adjournment, no notice is required other than an announcement at the meeting at which adjournment is taken.

Vote Required

Shareholders of each Fund must separately approve the New Fund Management Agreement and each New Portfolio Management Agreement for such Fund. Approval of each of Proposal 1 and 2 by a Fund will require the affirmative vote of a “majority of the outstanding voting securities” of the Fund as defined in the Investment Company Act. This means the lesser of (1) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.

If the Shareholders of a Fund approve the New Fund Management Agreement and the New Portfolio Management Agreements for such Fund, their effectiveness is conditioned upon the Closing, which in turn is conditioned on the satisfaction or waiver of certain conditions set forth in the agreement related to the Transaction including, among other things: (1) obtaining consent to the Transaction or approval of investment advisory agreements/arrangements by a certain percentage of ALPS Holdings’ clients representing an agreed upon percentage of the annualized revenue of ALPS Holdings and its subsidiaries (including AAI); and (2) DST, AAI and ALPS Holdings obtaining any necessary regulatory approvals. If the conditions noted in the prior sentence are not met, the Existing Fund Management Agreement and the Existing Portfolio Management Agreements will remain in effect. If the proposals described in this Proxy Statement are approved by Shareholders of a Fund, they will not become effective until the Closing.

To assure the presence of a quorum at the Meeting, please promptly execute and return the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience. Alternatively, you may vote by telephone or through the Internet at the number or website address printed on the enclosed proxy card(s).

EXHIBITS

A:	New Form Fund Management Agreement

B:	Dates and Data Regarding Each Existing Fund Management Agreement

C:	New Form Portfolio Management Agreement

D:	Last Approval by Board of Portfolio Management Agreements

E:	AAI Information

F:	Acquirer Principal Officers/Directors

G:	Portfolio Manager Information

EXHIBIT A

LIBERTY ALL-STAR                     FUND

FORM FUND MANAGEMENT AGREEMENT

FUND MANAGEMENT AGREEMENT dated             , 2011, between Liberty All-Star                     Fund, a                     organized under the laws of                     (the [“Fund”/“[Trust/Fund]”]), and ALPS Advisors, Inc., a corporation organized under the laws of the State of Colorado (“Manager”).

WHEREAS the [Trust/Fund] will operate as a closed-end investment company registered under the Investment Company Act of 1940 (“Investment Company Act”) for the purpose of investing and reinvesting its assets in securities pursuant to the investment objectives, policies and restrictions set forth in its [Declaration of Trust/Articles of Incorporation] and By-Laws, as amended from time to time, and its registration statement on Form N-2 under the Investment Company Act and the Securities Act of 1933 (the “Registration Statement”), all as heretofore amended and supplemented; and the [Trust/Fund] desires to avail itself of the services, information, advice, assistance and facilities of the Manager and to have the Manager provide or perform for it various administrative, management and other services; and

WHEREAS the Manager is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and desires to provide services to the [Trust/Fund] in consideration of and on the terms and conditions hereinafter set forth;

NOW, THEREFORE, the [Trust/Fund] and the Manager agree as follows:

1. Employment of the Manager. The [Trust/Fund] hereby employs the Manager to manage the investment and reinvestment of the [Trust/Fund]’s assets in the manner set forth in Section 2(A) of this Agreement and to provide the other services set forth in Section 2 of this Agreement, subject to the direction of the Board of [Directors/[Directors/Trustees]] and the officers of the [Trust/Fund], for the period, in the manner, and on the terms hereinafter set forth. The Manager hereby accepts such employment and agrees during such period to render the services and to assume the obligations herein set forth. The Manager shall for all purposes herein be deemed to be an independent contractor and shall, except as expressly provided or authorized (whether herein or otherwise), have no authority to act for or represent the [Trust/Fund] in any way or otherwise be deemed an agent of the [Trust/Fund].

2. Obligation of and Services to be Provided by the Manager. The Manager undertakes to provide the services hereinafter set forth and to assume the following obligations:

A. Investment Management Services.

(1)

The Manager shall have overall supervisory responsibility for the general management and investment of the [Trust/Fund]’s assets and securities portfolio subject to and in accordance with the investment objectives, policies and restrictions of the [Trust/Fund], and any directions which the [Trust/Fund]’s [Directors/Trustees] may issue to the Manager from time to time.

(2)

The Manager shall provide overall investment programs and strategies for the [Trust/Fund], shall revise such programs as necessary and shall monitor and report periodically to the [Directors/Trustees] concerning the implementation of the programs.

(3)

The [Trust/Fund] and the Manager intend to appoint one or more persons or companies (“Portfolio Managers”), each such Portfolio Manager to have full investment discretion and to make all determinations with respect to the investment and reinvestment of the portion of the [Trust/Fund]’s assets assigned to that Portfolio Manager and the purchase and sale of portfolio securities with those assets, all within the [Trust/Fund]’s investment objectives, policies and restrictions, and the [Trust/Fund] will take such steps as may be necessary to implement such appointments. The Manager shall not be responsible or liable for the investment merits of any decision by a Portfolio Manager to purchase, hold or sell a security for the portfolio of the [Trust/Fund]. The Manager shall advise the [Directors/Trustees] of the [Trust/Fund] which Portfolio Managers the Manager believes are best suited to invest the assets of the [Trust/Fund]; shall monitor and evaluate the investment performance of each Portfolio Manager employed by the [Trust/Fund]; shall allocate and reallocate the portion of the [Trust/Fund]’s assets to be managed by each Portfolio Manager; shall recommend changes of or additional Portfolio Managers when deemed appropriate by the Manager; shall coordinate and monitor the investment activities of the Portfolio Managers to ensure compliance with the [Trust/Fund]’s investment objectives, policies and restrictions and applicable laws, including the Investment Company Act and the Internal Revenue Code of 1986, as amended; shall have full investment discretion to make all determinations with respect to the investment of the

[Trust/Fund]’s assets not then managed by a Portfolio Manager; and shall implement procedures reasonably designed to ensure that the Portfolio Managers comply with the [Trust/Fund]’s investment objectives, policies and restrictions.

(4)

The Manager shall render regular reports to the [Trust/Fund], at regular meetings of the [Directors/Trustees], of, among other things, the decisions that it has made with respect to the allocation of the [Trust/Fund]’s assets among Portfolio Managers.

(5)

The Manager shall comply – and to the extent the Manager takes or is required to take action on behalf of the [Trust/Fund] hereunder shall cause the [Trust/Fund] to comply – with all applicable requirements of the Investment Company Act and other applicable laws, rules, regulations, orders and codes of ethics, as well as all investment objectives, policies, restrictions and procedures adopted by the [Trust/Fund] and the [Trust/Fund]’s registration statement on Form N-2, [Declaration of Trust/Articles of Incorporation] and By-laws.

B. Provision of Information Necessary for Preparation of Securities Registration Statements, Amendments and Other Materials.

The Manager will make available and provide financial, accounting and statistical information concerning the Manager required by the [Trust/Fund] in the preparation of registration statements, reports and other documents required by Federal and state securities laws, and such other information as the [Trust/Fund] may reasonably request for use in the preparation of such documents or of other materials necessary or helpful for the distribution of the [Trust/Fund]’s shares.

C. Other Obligations and Services.

(l)

The Manager will make available its officers and employees to the [Directors/Trustees] and officers of the [Trust/Fund] for consultation and discussions regarding the administration and management of the [Trust/Fund] and its investment activities.

(2)

The Manager will adopt a written code of ethics complying with the requirements of Rule 204A-1 under the Advisers Act and of Rule 17j-1 under the Investment Company Act, and will provide the [Trust/Fund] with a copy of the code of ethics and evidence of its adoption. Within forty-five (45) days of the end of the last calendar quarter of each year while this Agreement is in effect, or at any other time required by the Board of [Directors/Trustees], the President or a Vice President or other officer of the Manager shall certify to the [Trust/Fund] that the Manager has complied with the requirements of Rule 17j-1 during the previous year and that there has been no violation of the Manager’s code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. Upon the written request of the [Trust/Fund], the Manager shall permit the [Trust/Fund], its employees or its agents to examine the reports required to be made by the Manager by Rule 17j-1(c)(2)(ii).

(3)

The Manager will maintain and implement compliance policies and procedures that are reasonably designed to ensure its compliance with Rule 206(4)-7 of the Advisers Act and to prevent violations of the Federal Securities Laws (as defined in Rule 38a-1 under the Investment Company Act). The Manager also will provide the [Trust/Fund]’s Chief Compliance Officer with periodic reports regarding the Manager’s compliance with the Federal Securities Laws and the Manager’s compliance policies and procedures, which may include, from time to time, a copy and/or summary of such compliance policies and procedures, and a report of the annual review determining the effectiveness of such compliance policies and procedures.

(4)

The Manager (or upon written request of the Manager, one or more Portfolio Managers) will vote all proxies solicited by or with respect to the issuers of securities in which assets of the [Trust/Fund] may be invested from time to time in accordance with such policies as shall be determined by the Manager, and reviewed and approved by the Board of [Directors/Trustees].

3. Execution and Allocation of Portfolio Brokerage Commissions. The Portfolio Managers, subject to and in accordance with any directions the [Trust/Fund] may issue from time to time, shall place, in the name of the [Trust/Fund], orders for the execution of the [Trust/Fund]’s portfolio transactions. When placing such orders, the obligation of each Portfolio Manager shall be as provided in the applicable Portfolio Management Agreement. The Manager will oversee the placement of orders by Portfolio Managers in accordance with their respective Portfolio Management Agreements and will render regular reports to the [Trust/Fund] of the total brokerage business placed on behalf of the [Trust/Fund] by the Portfolio Managers and the manner in which such brokerage business has been allocated.

The [Trust/Fund] hereby agrees that any entity or person associated with the Manager that is a member of a national securities exchange is authorized to effect any transaction on such exchange for the account of the [Trust/Fund] to the extent and as permitted by Section 11(a)(1)(H) of the Securities Exchange Act of 1934, as amended (“1934 Act”).

Subject to the appropriate policies and procedures approved by the Board of [Directors/Trustees], the Manager may, to the extent authorized by Section 28(e) of the 1934 Act, cause the [Trust/Fund] to pay a broker or dealer that provides brokerage or research services to the Manager, the Portfolio Manager or the [Trust/Fund] an amount of commission for effecting a [Trust/Fund] transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Manager determines, in good faith, that such amount of commission is reasonable in relationship to the value of such brokerage or research services provided in terms of that particular transaction or the Manager’s overall responsibilities to the [Trust/Fund] or its other investment advisory clients. To the extent authorized by said Section 28(e) and the Board of [Directors/Trustees], the Manager shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of such action.

4. Expenses of the [Trust/Fund]. It is understood that the [Trust/Fund] will pay all its expenses other than those expressly assumed by the Manager, which expenses payable by the [Trust/Fund] shall include:

A.	Fees of the Manager;

B.	Expenses of all audits by independent public accountants;

C.

Expenses of administrator, transfer agent, pricing services, bookkeeping services, registrar, dividend disbursing agent and shareholder record keeping services (including reasonable fees and expenses payable to the Manager, or an affiliate of the Manager, for such services);

D.	Expenses of custodial services;

E.	Expenses of obtaining quotations for calculating the value of the [Trust/Fund]’s net assets;

F.	Salaries and other compensation of any of its executive officers and employees who are not officers, directors, stockholders or employees of the Manager or any of its affiliates;

G.	Taxes levied against the [Trust/Fund] and the expenses of preparing tax returns and reports;

H.	Brokerage fees and commissions in connection with the purchase and sale of portfolio securities for the [Trust/Fund];

I.	Expenses associated with any offering (subject to any written agreement by the Manager or an affiliate of the Manager to reimburse any portion of such expenses);

J.	Costs, including the interest expense, of borrowing money;

K.

Costs and/or fees incident to Trustee and shareholder meetings of the [Trust/Fund], the preparation and mailings of proxy material, prospectuses and reports of the [Trust/Fund] to its shareholders, the filing of reports with regulatory bodies, the maintenance of the [Trust/Fund]’s legal existence, membership dues and fees of investment company industry trade associations, the listing (and maintenance of such listing) of the [Trust/Fund]’s shares on stock exchanges, and the registration of shares with Federal and state securities authorities;

L.

Legal fees and expenses (including reasonable fees for legal services rendered by the Manager or its affiliates), including the legal fees related to the registration and continued qualification of the [Trust/Fund]’s shares for sale;

M.	Costs of printing stock certificates representing shares of the [Trust/Fund], if any;

N.	[Directors/Trustees]’ fees and expenses of [Directors/Trustees] who are not directors, officers, employees or stockholders of the Manager or any of its affiliates;

O.	Fees for the fidelity bond required by Section 17(g) of the Investment Company Act, or other insurance premiums; and

P.	Fees payable to Federal and state authorities in connection with the registration of the [Trust/Fund]’s shares.

Q.	Nonrecurring and extraordinary expenses, such as indemnification payments or damages awarded in litigation or settlements made.

5.	Activities and Affiliates of the Manager.

A.

The services of the Manager to the [Trust/Fund] hereunder are not to be deemed exclusive, and the Manager and any of its affiliates shall be free to render similar services to others. The Manager shall use the same skill and care in the management of the [Trust/Fund]’s assets as it uses in the administration of other accounts to which it provides asset management, consulting and portfolio manager selection services, but shall not be obligated to give the [Trust/Fund] more favorable or preferential treatment vis-a-vis its other clients.

B.

Subject to, and in accordance with, the [Declaration of Trust/Articles of Incorporation] and By-Laws of the [Trust/Fund] and to Section 10(a) of the Investment Company Act, it is understood that [Directors/Trustees], officers, agents and shareholders of the [Trust/Fund] are or may be interested in the Manager or its affiliates as directors, officers, agents or stockholders of the Manager or its affiliates; that directors, officers, agents and stockholders of the Manager or its affiliates are or may be interested in the [Trust/Fund] as [Directors/Trustees], officers, agents, shareholders or otherwise; that the Manager or its affiliates may be interested in the [Trust/Fund] as shareholders or otherwise; and that the effect of any such interests shall be governed by said [Declaration of Trust/Articles of Incorporation], By-Laws and the Investment Company Act.

6. Fees for Services: Compensation of Manager and Portfolio Managers. The compensation of the Manager for its services under this Agreement shall be calculated and paid by the [Trust/Fund] in accordance with the attached Exhibit A. The Manager will compensate the Portfolio Managers as provided in the Portfolio Management Agreement entered into with the Portfolio Managers from time to time.

7. Liabilities of the Manager.

A.

In the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties hereunder on the part of the Manager, the Manager shall not be subject to liability to the [Trust/Fund] or to any shareholder of the [Trust/Fund] for any act or omission in the course of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of any security.

B.

No provision of this Agreement shall be construed to protect any Trustee or officer of the [Trust/Fund], or the Manager, from liability in violation of Sections 17(h) and (i) of the Investment Company Act.

8. Renewal and Termination.

A.

This Agreement shall continue in effect for two years from the date of this Agreement and shall continue from year to year thereafter provided such continuance is specifically approved at least annually by (i) the [Trust/Fund]’s Board of [Directors/Trustees] or (ii) a vote of a majority of the outstanding voting securities of the [Trust/Fund] (as defined in the Investment Company Act), provided that in either event the continuance is also approved by a majority of the Board of [Directors/Trustees] who are not “interested persons” (as defined in the Investment Company Act) of any party to this Agreement (“Independent [Directors/Trustees]”), by vote cast in person at a meeting called for the purpose of voting on such approval. The aforesaid requirement that continuance of this Agreement be “specifically approved at least annually” shall be construed in a manner consistent with the Investment Company Act and the Rules and Regulations thereunder.

B.	This Agreement:

(a)

may at any time be terminated without the payment of any penalty either by vote of the [Directors/Trustees] of the [Trust/Fund], including a majority of the Independent [Directors/Trustees], or by vote of a majority of the outstanding voting securities of the [Trust/Fund], on sixty (60) days’ written notice to the Manager;

(b)	shall immediately terminate in the event of its assignment (as that term is defined in the Investment Company Act); and

(c)	may be terminated by the Manager on sixty (60) days’ written notice to the [Trust/Fund].

C.	Any notice under this Agreement shall be given in writing addressed and delivered or mailed postpaid, to the other party to this Agreement at its principal place of business.

9. No Personal Liability. Reference is hereby made to the [Declaration of Trust/Articles of Incorporation] dated         , establishing the [Trust/Fund], a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The name Liberty All-Star Equity Fund refers to the Board of [Directors/Trustees] under said [Declaration of Trust/Articles of Incorporation], and not to the [Directors/Trustees] personally, and no Trustee, shareholder, officer, agent or employee of the [Trust/Fund] shall be held to any personal liability hereunder or in connection with the affairs of the [Trust/Fund], but only the trust estate under said [Declaration of Trust/Articles of Incorporation] is liable under this Agreement. Without limiting the generality of the foregoing, neither the Manager nor any of its officers, directors, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the [Trust/Fund] or of any successor of the [Trust/Fund], whether such liability now exists or is hereafter incurred for claims against the trust estate, but shall look for payment solely to said trust estate, or the assets of such successor of the [Trust/Fund].

10. Use of Name. The [Trust/Fund] may use the name “Liberty All-Star,” “All-Star,” or a similar name only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the Manager’s business as investment adviser. If this Agreement is no longer in effect, the [Trust/Fund] (to the extent it lawfully can) will cease to use such name or any other name indicating that it is advised by or otherwise connected with the Manager. The [Trust/Fund] acknowledges that the Manager may grant the non-exclusive right to use the name “Liberty All-Star” or “All-Star” to any other corporation or entity, including but not limited to any investment company of which the Manager or any subsidiary or affiliate thereof or any successor to the business or any thereof shall be an investment adviser.

11. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

12. Governing Law. To the extent that state law has not been preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts.

13. Interpretation. Nothing herein contained shall be deemed to require the [Trust/Fund] to take any action contrary to this Agreement and its [Declaration of Trust/Articles of Incorporation] or By-Laws, or any applicable statutory or regulatory requirements to which it is subject or by which it is bound, or to relieve or deprive the [Directors/Trustees] of their responsibility for and control of the conduct of the affairs of the [Trust/Fund].

14.	Entire Agreement. This Agreement contains the entire understanding and agreement of the parties.

15. Headings. The headings in the sections of this Agreement are inserted for convenience of reference only and shall not constitute a part hereof.

16. Force Majeure. The Manager shall not be liable for delays or errors occurring by reason of circumstances beyond its control, including but not limited to acts of civil or military authority, national emergencies, work stoppages, fire, flood, catastrophe, acts of God, insurrection, war, riot, or failure of communication or power supply. In the event of equipment breakdowns beyond its control, the Manager shall take reasonable steps to minimize service interruptions but shall have no liability with respect thereto.

17. Records. The records relating to the services provided under this Agreement shall be the property of the [Trust/Fund] and shall be under its control; however, the [Trust/Fund] shall furnish to the Manager such records and permit it to retain such records (either in original or in duplicate form) as it shall reasonably require in order to carry out its duties. In the event of the termination of this Agreement, such records shall promptly be returned to the [Trust/Fund] by the Manager free from any claim or retention of rights therein, provided that the Manager may retain copies of any such records that are required by law. The Manager shall keep confidential any information obtained in connection with its duties hereunder and disclose such information only if the [Trust/Fund] has authorized such disclosure or if such disclosure is expressly required or lawfully requested by applicable Federal or state regulatory authorities.

IN WITNESS WHEREOF, the parties hereto have caused this Fund Management Agreement to be executed, as of the day and year first written above.

LIBERTY ALL-STAR FUND

By:
Name:
Title:

ALPS ADVISORS, INC.

By:
Name:
Title:

EXHIBIT A

MANAGER FEE

LIBERTY ALL-STAR EQUITY FUND

For the investment management services provided to the [Trust/Fund] pursuant to Section 2(A) of this Agreement, the [Trust/Fund] will pay to the Manager, on or before the 10th day of each calendar month, a fee calculated and accrued daily and payable monthly by the Fund for the previous calendar month at the annual rate of: 0.80% of the first $400 million of average daily net assets; 0.72% of average daily net assets exceeding $400 million up to and including $800 million; 0.648% of average daily net assets exceeding $800 million up to and including $1.2 billion; and 0.584% of average daily net assets exceeding $1.2 billion.

Pursuant to Section 6 of this Agreement, the Manager will pay to each Portfolio Manager, on or before the 10th day of each calendar month, a fee calculated and accrued daily and payable monthly by the Manager for the previous calendar month at the annual rate of: 0.40% of the amount obtained by multiplying the Portfolio Manager’s Percentage (as hereinafter defined) times the Average Total Fund Net Assets (as hereinafter defined) up to $400 million; 0.36% of the amount obtained by multiplying the Portfolio Manager’s Percentage times the Average Total Fund Net Assets exceeding $400 million up to and including $800 million; 0.324% of the amount obtained by multiplying the Portfolio Manager’s Percentage times the Average Total Fund Net Assets exceeding $800 million up to and including $1.2 billion; and 0.292% of the amount obtained by multiplying the Portfolio Manager’s Percentage times the Average Total Fund Net Assets exceeding $1.2 billion.

“Portfolio Manager’s Percentage” means the percentage obtained by dividing (i) the average daily net asset values of the portion of the portfolio assets of the [Trust/Fund] assigned to that Portfolio Manager during the preceding calendar month by (ii) the Average Total Fund Net Assets.

“Average Total Fund Net Assets” means the average daily net asset values of the [Trust/Fund] as a whole during the preceding calendar month.

The fees shall be pro rated for any month during which this Agreement is in effect for only a portion of the month.

*****

EXHIBIT A

LIBERTY ALL-STAR GROWTH FUND, INC.

MANAGER FEE

(A) For the investment management services provided to the Fund pursuant to Section 2(A) of this Agreement, the Fund will pay to the Manager, on or before the 10th day of each calendar month, a fee calculated and accrued daily and payable monthly by the Fund for the previous calendar month at the annual rate of

0.80% of the average daily net assets of the Fund up to and including $300 million; and

0.72% of the average daily net assets of the Fund exceeding $300 million.

(B) Pursuant to Section 6 of this Agreement, the Manager will pay to each Portfolio Manager, on or before the 10th day of each calendar month, a fee calculated and accrued daily and payable monthly by the Manager for the previous calendar month at the annual rate of

0.40% of the Portfolio Manager’s Percentage (as defined below) of the average daily net assets of the Fund up to and including $300 million; and

0.36% of the Portfolio Manager’s Percentage of the average daily net assets of the Fund exceeding $300 million.

Each monthly payment set forth above shall be based on the average daily net assets of the Fund during such previous calendar month. The fee for the period from the date this Agreement becomes effective to the end of the calendar month will be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a calendar month, the fee for the part of that calendar month during which this Agreement was in effect shall be prorated according to the proportion that such period bears to the full monthly period and will be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Manager, the value of the Fund’s net assets will be computed at the times and in the manner specified in the Fund’s Registration Statement under the Investment Company Act as from time to time in effect.

“Portfolio Manager’s Percentage” means the percentage obtained by dividing the average daily net assets of that portion of the Fund’s assets assigned to that Portfolio Manager by the total of the Fund’s average daily net assets.

EXHIBIT B

EXISTING FUND MANAGEMENT AGREEMENTS

Last Submission of Existing Fund Management Agreement for Shareholder Approval and Reason for Submission	Advisory Fee Rate Schedule (As a % of Average Weekly Net Assets for the Existing Fund Management Agreement and as a % of the Average Daily Net Assets for the New Fund Management Agreements)	Date of Existing Fund Management Agreement	Description of Board Action Regarding Existing Fund Management Agreement since Beginning of the Funds’ Last Fiscal Year
Liberty All-Star Equity Fund

November 21, 2006 (shareholders approved Existing Fund Management Agreement after termination of the prior agreement due to sale of the adviser from Banc of America to ALPS Holdings)	0.80% of the first $400 million; 0.72% of assets exceeding $400 million; 0.648% of assets exceeding $800 million; 0.584% of assets exceeding $1.2 billion	December 18, 2006	On June 3, 2010, the Trustees approved the renewal of the Existing Fund Management Agreement

Liberty All-Star Growth Fund, Inc.

November 21, 2006 (shareholders approved Existing Fund Management Agreement after termination of the prior agreement due to sale of the adviser from Bank of America to ALPS Holdings)	0.80% of the first $300 million; 0.72% of assets exceeding $300 million	December 18, 2006	On June 3, 2010, the Directors approved the renewal of the Existing Fund Management Agreement

B-1

EXHIBIT C

LIBERTY ALL-STAR                    FUND

FORM PORTFOLIO MANAGEMENT AGREEMENT

[PORTFOLIO MANAGER]

            , 2011

Re: Portfolio Management Agreement

Ladies and Gentlemen:

Liberty All-Star                    Fund (the “Fund”) is a diversified closed-end investment company registered under the Investment Company Act of 1940, as amended (the “Act”), and is subject to the rules and regulations promulgated thereunder.

ALPS Advisors, Inc. (the “Fund Manager”) evaluates and recommends portfolio managers for the assets of the Fund, and the Fund Manager or an affiliate of the Fund Manager is responsible for the day-to-day Fund administration of the Fund.

1. Employment as a Portfolio Manager. The Fund, being duly authorized, hereby employs                                          (“Portfolio Manager”) as a discretionary portfolio manager, on the terms and conditions set forth herein, of that portion of the Fund’s assets which the Fund Manager determines to assign to the Portfolio Manager (those assets being referred to as the “Portfolio Manager Account”). The Fund Manager may, from time to time, allocate and reallocate the Fund’s assets among the Portfolio Manager and the other portfolio managers of the Fund’s assets. The Portfolio Manager will be an independent contractor and will have no authority to act for or represent the Fund or the Fund Manager in any way or otherwise be deemed to be an agent of the Fund or the Fund Manager except as expressly authorized in this Agreement or in another writing by the Fund Manager and the Portfolio Manager. The Portfolio Manager’s responsibilities for providing portfolio management services to the Fund shall be limited to the Portfolio Manager Account.

2. Acceptance of Employment; Standard of Performance. The Portfolio Manager accepts its employment as a discretionary portfolio manager and agrees to use its best professional judgment to make timely investment decisions for the Portfolio Manager Account in accordance with the provisions of this Agreement.

3. Portfolio Management Services of Portfolio Manager.

A. In providing portfolio management services to the Portfolio Manager Account, the Portfolio Manager shall be subject to the Fund’s Declaration of Trust and By-Laws, as amended from time to time, investment objectives, policies and restrictions of the Fund as set forth in its Prospectus and Statement of Additional Information, as the same may be modified from time to time (together, the “Prospectus”), the investment objectives, policies and restrictions of the Fund as determined from time to time by the Board of Trustees, and the investment and other restrictions set forth in the Act and the rules and regulations thereunder, to the supervision and control of the Board of Trustees of the Fund, and to instructions from the Fund Manager. The Portfolio Manager shall not, without the prior approval of the Fund or the Fund Manager, effect any transactions that would cause the Portfolio Manager Account, treated as a separate fund, to be out of compliance with any of such restrictions or policies. The Portfolio Manager shall not consult with any other portfolio manager of the Fund concerning transactions for the Fund in securities or other assets.

B. As part of the services it will provide hereunder, the Portfolio Manager will:

(i)	formulate and implement a continuous investment program for the Portfolio Manager Account;

(ii)	take whatever steps are necessary to implement the investment program for the Portfolio Manager Account by arranging for the purchase and sale of securities and other investments;

(iii)

keep the Fund Manager and the Board of Trustees of the Fund fully informed in writing on an ongoing basis, as agreed by the Fund Manager and the Portfolio Manager, of all material facts concerning the investment and reinvestment of the assets in the Portfolio Manager Account, the Portfolio Manager and its key investment personnel and operations; make regular and periodic special written reports of such additional information concerning the same as may reasonably be requested from time to time by the Fund Manager or the Trustees of the Fund; attend meetings with the Fund Manager and/or Trustees, as reasonably requested, to discuss the foregoing and such other matters as may be requested by the Fund Manager or Trustees;

(iv)

in accordance with procedures and methods established by the Trustees of the Fund, which may be amended from time to time, provide assistance in determining the fair value of all securities and other investments/assets in the Portfolio Manager Account, as necessary, and use reasonable efforts to arrange for the provision of valuation information or a price(s) from a party(ies) independent of the Portfolio Manager for each security or other investment/asset in the Portfolio Manager Account for which market prices are not readily available; and

(v)

cooperate with and provide reasonable assistance to the Fund Manager, the Fund’s administrator, custodian, transfer agent and pricing agents and all other agents and representatives of the Fund and the Fund Manager; keep all such persons fully informed as to such matters as they may reasonably deem necessary to the performance of their obligations to the Fund and the Fund Manager; provide prompt responses to reasonable requests made by such persons; and maintain any appropriate interfaces with each so as to promote the efficient exchange of information.

4. Transaction Procedures. All portfolio transactions for the Portfolio Manager Account will be consummated by payment to or delivery by the custodian of the Fund (the “Custodian”), or such depositories or agents as may be designated by the Custodian in writing, as custodian for the Fund, of all cash and/or securities due to or from the Portfolio Manager Account, and the Portfolio Manager shall not have possession or custody thereof or any responsibility or liability with respect to such custody. The Portfolio Manager shall advise and confirm in writing to the Custodian all investment orders for the Portfolio Manager Account placed by it with brokers and dealers at the time and in the manner set forth in Schedule A hereto (as amended from time to time by the Fund Manager). The Fund shall issue to the Custodian such instructions as may be appropriate in connection with the settlement of any transaction initiated by the Portfolio Manager. The Fund shall be responsible for all custodial arrangements and the payment of all custodial charges and fees, and, upon giving proper instructions to the Custodian, the Portfolio Manager shall have no responsibility or liability with respect to custodial arrangements or the acts, omissions or other conduct of the Custodian.

5. Allocation of Brokerage. The Portfolio Manager shall have authority and discretion to select brokers and dealers to execute portfolio transactions initiated by the Portfolio Manager for the Portfolio Manager Account, and to select the markets on or in which the transaction will be executed.

A. In doing so, the Portfolio Manager’s primary responsibility shall be to seek to obtain best net price and execution for the Fund. However, this responsibility shall not obligate the Portfolio Manager to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Portfolio Manager reasonably believes that the broker or dealer selected by it can be expected to obtain a “best execution” market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e)(3) of the Securities Exchange Act of 1934) provided by such broker or dealer to the Portfolio Manager viewed in terms of either that particular transaction or of the Portfolio Manager’s overall responsibilities with respect to its clients, including the Fund, as to which the Portfolio Manager exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

B. Subject to the requirements of paragraph A above, the Fund Manager shall have the right to request that transactions giving rise to brokerage commissions, in an amount to be agreed upon by the Fund Manager and the Portfolio Manager, shall be executed by brokers and dealers that provide brokerage or research services to the Fund Manager, or as to which an on-going relationship will be of value to the Fund in the management of its assets, which services and relationship may, but need not, be of direct benefit to the Portfolio Manager Account. Notwithstanding any other provision of this Agreement, the Portfolio Manager shall not be responsible under paragraph A above with respect to transactions executed through any such broker or dealer.

C. The Portfolio Manager shall not execute any portfolio transactions for the Portfolio Manager Account with a broker or dealer which is an “affiliated person” (as defined in the Act) of the Fund, the Portfolio Manager or any other portfolio manager of the Fund without the prior written approval of the Fund. The Fund Manager will provide the Portfolio Manager with a list of brokers and dealers which are “affiliated persons” of the Fund or its portfolio managers.

6. Proxies. The Fund Manager will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio Manager Account may be invested from time to time in accordance with such policies as shall be determined by the Fund Manager, and reviewed and approved by the Board of Trustees. Upon the written request of the Fund Manager, the Portfolio Manager will vote all proxies solicited by or with respect to the issuers of securities in which assets of the Portfolio Manager Account may be invested from time to time in accordance with such policies as shall be determined by the Fund Manager, and reviewed and approved by the Board of Trustees.

7. Fees for Services. The compensation of the Portfolio Manager for its services under this Agreement shall be calculated and paid by the Fund Manager in accordance with the attached Schedule C. Pursuant to the Fund Management Agreement between the Fund and the Fund Manager, the Fund Manager is solely responsible for the payment of fees to the Portfolio Manager, and the Portfolio Manager agrees to seek payment of its fees solely from the Fund Manager.

8. Other Investment Activities of Portfolio Manager. The Fund acknowledges that the Portfolio Manager or one or more of its affiliates has investment responsibilities, renders investment advice to and performs other investment advisory services for other individuals or entities (“Client Accounts”), and that the Portfolio Manager, its affiliates or any of its or their directors, officers, agents or employees may buy, sell or trade in any securities for its or their respective accounts (“Affiliated Accounts”). Subject to the provisions of paragraph 2 hereof, the Fund agrees that the Portfolio Manager or its affiliates may give advice or exercise investment responsibility and take such other action with respect to other Client Accounts and Affiliated Accounts which may differ from the advice given or the timing or nature of action taken with respect to the Portfolio Manager Account, provided that the Portfolio Manager acts in good faith, and provided further, that it is the Portfolio Manager’s policy to allocate, within its reasonable discretion, investment opportunities to the Portfolio Manager Account over a period of time on a fair and equitable basis relative to the Client Accounts and the Affiliated Accounts, taking into account the cash position and the investment objectives and policies of the Fund and any specific investment restrictions applicable thereto. The Fund acknowledges that one or more Client Accounts and Affiliated Accounts may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Portfolio Manager Account may have an interest from time to time, whether in transactions which involve the Portfolio Manager Account or otherwise. The Portfolio Manager shall have no obligation to acquire for the Portfolio Manager Account a position in any investment which any Client Account or Affiliated Account may acquire, and the Fund shall have no first refusal, co-investment or other rights in respect of any such investment, either for the Portfolio Manager Account or otherwise.

9. Limitation of Liability. The Portfolio Manager shall not be liable for any action taken, omitted or suffered to be taken by it in its reasonable judgment, in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement, or in accordance with (or in the absence of) specific directions or instructions from the Fund, provided, however, that such acts or omissions shall not have resulted from the Portfolio Manager’s willful misfeasance, bad faith or gross negligence, a violation of the standard of care established by and applicable to the Portfolio Manager in its actions under this Agreement or breach of its duty or of its obligations hereunder (provided, however, that the foregoing shall not be construed to protect the Portfolio Manager from liability in violation of Section 17(i) of the Act).

10. Confidentiality. Subject to the duty of the Portfolio Manager, the Fund Manager and the Fund to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Portfolio Manager Account and the actions of the Portfolio Manager and the Fund in respect thereof.

11. Assignment. This Agreement shall terminate automatically in the event of its assignment, as that term is defined in Section 2(a)(4) of the Act. The Portfolio Manager shall notify the Fund in writing sufficiently in advance of any proposed change of control, as defined in Section 2(a)(9) of the Act, as will enable the Fund to consider whether an assignment as defined in Section 2(a)(4) of the Act will occur, and whether to take the steps necessary to enter into a new contract with the Portfolio Manager. Should the Fund enter into a new contract with the Portfolio Manager in connection with an assignment, the Portfolio Manager agrees to pay all costs and expenses incurred by the Fund to obtain shareholder approval of the new contact, including costs associated with the preparation and mailing of the Fund’s proxy statement and shareholder meeting and proxy solicitation fees.

12. Representations, Warranties and Agreements of the Fund. The Fund represents, warrants and agrees that:

A. The Portfolio Manager has been duly appointed to provide investment services to the Portfolio Manager Account as contemplated hereby.

B. The Fund will deliver to the Portfolio Manager a true and complete copy of its then current Prospectus as effective from time to time and such other documents governing the investment of the Portfolio Manager Account and such other information as is necessary for the Portfolio Manager to carry out its obligations under this Agreement.

13. Representations, Warranties and Agreements of the Portfolio Manager. The Portfolio Manager represents, warrants and agrees that:

A. It is registered as an “investment adviser” under the Investment Advisers Act of 1940, as amended (“Advisers Act”) and will continue to be so registered for as long as this Agreement remains in effect.

B. It will maintain, keep current and preserve on behalf of the Fund, in the manner required or permitted by the Act and the rules and regulations thereunder, the records required to be so kept by an investment adviser of the Fund in accordance with applicable law, including without limitation those identified in Schedule B (as Schedule B may be amended from time to time by the Fund Manager). The Portfolio Manager agrees that such records are the property of the Fund, and will be surrendered to the Fund promptly upon request.

C. It has adopted a written code of ethics complying with the requirements of Rule 204A-1 under the Advisers Act and Rule 17j-1 under the Act and will provide the Fund Manager and the Board of Trustees with a copy of its code of ethics and evidence of its adoption. Within 45 days of the end of each year while this Agreement is in effect, or at any other time requested by the Fund Manager, an officer, director or general partner of the Portfolio Manager shall certify to the Fund that the Portfolio Manager has complied with the requirements of Rule 17j-1 and Rule 204A-1 during the previous year and that there has been no material violation of its code of ethics or, if such a violation has occurred, that appropriate action was taken in response to such violation. It will promptly notify the Fund Manager of any material change to its code of ethics or material violation of its code of ethics.

D. Upon request, the Portfolio Manager will promptly supply the Fund with any information concerning the Portfolio Manager and its stockholders, partners, employees and affiliates that the Fund may reasonably request in connection with the preparation of its registration statement (as amended from time to time), prospectus and statement of additional information (as supplemented and modified from time to time), proxy material, reports and other documents required to be filed under the Act, the Securities Act of 1933, or other applicable securities laws.

E. Reference is hereby made to the Declaration of Trust dated August 20, 1986 establishing the Fund, a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter filed. The name Liberty All-Star Equity Fund refers to the Board of Trustees under said Declaration of Trust, as Trustees and not to the Trustees personally, and no Trustee, shareholder, officer, agent or employee of the Fund shall be held to any personal liability hereunder or in connection with the affairs of the Fund, but only the trust estate under said Declaration of Trust is liable under this Agreement. Without limiting the generality of the foregoing, neither the Portfolio Manager nor any of its officers, directors, partners, shareholders, agents or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Fund or of any successor of the Fund, whether such liability now exists or is hereafter incurred for claims against the trust estate, but shall look for payment solely to said trust estate, or the assets of such successor of the Fund.

F. The Portfolio Manager shall maintain and implement compliance procedures that are reasonably designed to ensure its compliance with Rule 206(4)-7 of the Advisers Act and to prevent violations of the Federal Securities Laws (as defined in Rule 38a-1 under the Act).

G. The Portfolio Manager will: (i) on the cover page of each Form 13F that the Portfolio Manager files with the Securities and Exchange Commission (the “SEC”), check the “13F Combination Report” box and on the Form 13F Summary Page identify “ALPS Advisors, Inc.” as another manager for which the Portfolio Manager is filing the Form 13F report; (ii) within 60 days after the end of each calendar year, provide the Fund Manager with a certification that the Portfolio Manager’s Form 13F was filed with the SEC on a timely basis and included all of the securities required to be reported by the SEC; (iii) within 60 days after the end of each calendar year, provide to the Fund Manager a copy of each Form 13F, or amendment to a Form 13F filed by it during the prior four quarters; and (iv) promptly notify the Fund Manager in the event the Portfolio Manager determines that it has failed to comply with Section 13(f) in a material respect, or receives a comment letter from the SEC raising a question with respect to compliance.

H. The Portfolio Manager has adopted written compliance policies and procedures reasonably designed to prevent violations of the Advisers Act and the rules promulgated thereunder and the Portfolio Manager agrees to provide: (a) from time to time, a copy and/or summary of such compliance policies and procedures and an accompanying certification certifying that the Portfolio Manager’s compliance policies and procedures comply with the Advisers Act; (b) a report of the annual review determining the adequacy and effectiveness of the Portfolio Manager’s compliance policies and procedures; and (c) the name of the Portfolio Manager’s Chief Compliance Officer to act as a liaison for compliance matters that may arise between the Fund and the Portfolio Manager.

I. The Portfolio Manager will notify the Fund and the Fund Manager of any assignment of this Agreement or change of control of the Portfolio Manager, as applicable, and any changes in the key personnel who are either the portfolio manager(s) of the Portfolio Manager Account or senior management of the Portfolio Manager, in each case prior to or promptly after, such change. The Portfolio Manager agrees to bear all reasonable expenses of the Fund, if any, arising out of an assignment or change in control.

J. The Portfolio Manager agrees to maintain an appropriate level of errors and omissions or professional liability insurance coverage.

14. Amendment. This Agreement may be amended at any time, but only by written agreement among the Portfolio Manager, the Fund Manager and the Fund, which amendment, other than amendments to Schedules A, B and C, is subject to the approval of the Board of Trustees and the shareholders of the Fund as and to the extent required by the Act, the rules thereunder or exemptive relief granted by the SEC, provided that Schedules A and B may be amended by the Fund Manager without the written agreement of the Fund or the Portfolio Manager.

15. Effective Date; Term. This Agreement shall become effective on the date first above written, provided that this Agreement shall not take effect unless it has first been approved: (1) by a vote of a majority of the Trustees who are not “interested persons” (as defined in the Act) of any party to this Agreement (“Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval, and (ii) by vote of “a majority of the outstanding voting securities” (as defined in the Act) of the Fund. This Agreement shall continue for two years from the date of this Agreement and from year to year thereafter provided such continuance is specifically approved at least annually by (i) the Fund’s Board of Trustees or (ii) a vote of a majority of the outstanding voting securities of the Fund, provided that in either event such continuance is also approved by a majority of the Independent Trustees, by vote cast in person at a meeting called for the purpose of voting on such approval. If the SEC issues an order to the Fund and the Fund Manager for an exemption from Section 15(a) of the Act, then, in accordance with the application of the Fund and the Fund Manager, the continuance of this Agreement after initial approval by the Trustees as set forth above, shall be subject to approval by a majority of the outstanding voting securities of the Fund at the regularly scheduled annual meeting of the Fund’s shareholders next following the date of this Agreement.

16. Termination. This Agreement may be terminated at any time by any party, without penalty, immediately upon written notice to the other parties in the event of a breach of any provision thereof by a party so notified, or otherwise upon not less than thirty (30) days’ written notice to the Portfolio Manager in the case of termination by the Fund or the Fund Manager, or ninety (90) days’ written notice to the Fund and the Fund Manager in the case of termination by the Portfolio Manager, but any such termination shall not affect the status, obligations or liabilities of any party hereto to the other parties.

17. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the Commonwealth of Massachusetts.

18. Severability; Counterparts. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement, and such term or condition except to such extent or in such application, shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent and in the broadest application permitted by law. This Agreement may be executed in counterparts, each of which will be deemed an original and all of which together will be deemed to be one and the same agreement.

19. Use of Name. The Portfolio Manager agrees and acknowledges that the Fund Manager is the sole owner of the names and marks “Liberty All-Star” and “All-Star”, and that all use of any designation comprised in whole or in part of these names and marks shall inure to the benefit of the Fund Manager. Except as used to identify the Fund to third parties as a client, the use by the Portfolio Manager on its own behalf of such marks in any advertisement or sales literature or other materials promoting the Portfolio Manager shall be with the prior written consent of the Fund Manager. The Portfolio Manager shall not, without the consent of the Fund Manager, make representations regarding the Fund or the Fund Manager in any disclosure document, advertisement or sales literature or other materials promoting the Portfolio Manager. Consent by the Fund Manager shall not be unreasonably withheld. Upon termination of this Agreement for any reason, the Portfolio Manager shall cease any and all use of these marks as soon as reasonably practicable.

20. Notices. All notices and other communications hereunder shall be in writing, shall be deemed to have been given when received or when sent by U.S. mail, overnight carrier or facsimile, and shall be given to the following addresses (or such other addresses as to which notice is given):

To Fund Manager:

ALPS Advisors, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

Attn: General Counsel

Phone: (303) 623-2577

Fax: (303) 623-7850

To the Portfolio Manager:

Name:

Address

Attn:

Phone:

Fax:

******************

LIBERTY ALL-STAR FUND

By:
Name:
Title:

ALPS ADVISORS, INC.

By:
Name:
Title:

ACCEPTED:

[PORTFOLIO MANAGER

By:
Name:
Title:

SCHEDULES:	A. Operational Procedures
B. Records To Be Maintained By The Portfolio Manager
C. Portfolio Manager Fee

LIBERTY ALL-STAR EQUITY FUND

FORM PORTFOLIO MANAGEMENT AGREEMENT

SCHEDULE A

[PORTFOLIO MANAGER]

OPERATIONAL PROCEDURES

In order to minimize operational problems, the following represents a standard flow of information requirements. The Portfolio Manager must furnish State Street Corporation (accounting agent) with daily information as to executed trades, no later than 12:00 p.m. (EST) on trade date plus one day to ensure the information is processed in time for pricing. If there are no trades, a report must be sent to State Street stating there were no trades for that day.

The necessary information must be transmitted via facsimile machine to                    at State Street at                      and contain an authorized signature.

Liberty All-Star                    Fund trade reporting requirements:

1.	Name of Fund & Portfolio Manager

2.	Trade date

3.	Settlement date

4.	Purchase or sale

5.	Security name/description

6.	Cusip / sedol / or other numeric identifier

7.	Purchase/sale price per share or unit

8.	Interest purchased/sold (if applicable)

9.	Aggregate commission amount

10.	Indication as to whether or not commission amounts are ALPS Directed.

11.	Executing broker and clearing bank (if applicable)

12.	Total net amount of the transaction

13.	Sale lot disposition method, if different from the established policy of Lowest Cost.

14.

Confirmation of DTC trades; please advise brokers to use the custodian’s DTC ID system number to facilitate the receipt of information by the custodian. The Portfolio Manager will affirm trades to the custodian.

Commission Reporting

The Portfolio Manager is responsible for reporting the correct broker for all direct-commission trades on the trade tickets. As a follow-up procedure, The Fund Manager will summarize the accounting records and forward to the Portfolio Manager monthly. The Portfolio Manager is responsible for comparing their records to the accounting records and contacting the Fund Manager regarding discrepancies.

Trade Exception Processing

1.

Revised or cancelled trades: the Portfolio Manager is responsible for notifying State Street Fund Accounting of revisions and/or cancellations on a timely basis. In addition, the Portfolio Manager is responsible for notifying State Street if the revised or cancelled trade pertains to a next day or current day settlement.

2.

In the event, trades are sent after the 12:00 EST deadline, the Portfolio Manager is responsible for notifying the appropriate contact at State Street. If trades are received after 4:00 PM EST, State Street Fund Accounting will book trades on a “best efforts” basis.

State Street Delivery Instructions

DTC instructions:

For Liberty All Star                    Fund

Depository Trust Company (DTC)

Participant #

Agent Bank#

Ref:

Physical Securities DVP/RVP

DTC/New York Window

55 Water Street

New York, NY 10041

Attn:

Ref: Fund

Government issues delivered through Fed Book Entry

Boston Federal Reserve Bank

ABA

STATE ST BOS/SPEC/C7R1

Wire Instructions:

State Street Bank

ABA #

Ref: Liberty All-Star                    Fund

Fund Number:

DDA #

Custodian (State Street Corporation)

Cash Availability: State Street will supply the portfolio manager with a cash availability report by 11:00 AM EST on a daily basis. This will be done by fax so that the Portfolio Manager will know the amount available for investment purposes.

Voluntary Corporate Actions

State Street will be responsible for notifying the Portfolio Manager of all voluntary corporate actions. The Portfolio Manager will fax instructions back to State Street to the fax number indicated on the corporate action notice.

Other Custodian Requirements

All trades must be transmitted to the custodian bank, State Street, via signed facsimile to 617-662-2342.

In the event there are no trades on a given day State Street needs to receive a signed fax indicating this.

State Street will need an authorized signature list from the Portfolio Manager.

State Street will need the daily contacts for corporate actions and trading from the Portfolio Manager (please notify SSC of any future changes).

LIBERTY ALL-STAR                    FUND

FORM PORTFOLIO MANAGEMENT AGREEMENT

SCHEDULE B

RECORDS TO BE MAINTAINED BY THE PORTFOLIO MANAGER

1.

(Rule 31a-1(b)(5) and (6)) A record of each brokerage order, and all other portfolio purchases and sales, given by the Portfolio Manager on behalf of the Fund for, or in connection with, the purchase or sale of securities, whether executed or unexecuted. Such records shall include:

A.	The name of the broker;

B.	The terms and conditions of the order and of any modifications or cancellation thereof;

C.	The time of entry or cancellation;

D.	The price at which executed;

E.	The time of receipt of a report of execution; and

F.	The name of the person who placed the order on behalf of the Fund.

2.

(Rule 31a-1(b)(9)) A record for each fiscal quarter, completed within ten (10) days after the end of the quarter, showing specifically the basis or bases upon which the allocation of orders for the purchase and sale of portfolio securities to named brokers or dealers was effected, and the division of brokerage commissions or other compensation on such purchase and sale orders. Such record:

A.	Shall include the consideration given to:

(i)	The sale of shares of the Fund by brokers or dealers.

(ii)	The supplying of services or benefits by brokers or dealers to:

(a)	The Fund;

(b)	The Fund Manager;

(c)	The Portfolio Manager; and

(d)	Any person other than the foregoing.

(iii)	Any other consideration other than the technical qualifications of the brokers and dealers as such.

B.	Shall show the nature of the services or benefits made available.

C.

Shall describe in detail the application of any general or specific formula or other determinant used in arriving at such allocation of purchase and sale orders and such division of brokerage commissions or other compensation.

D.	The name of the person responsible for making the determination of such allocation and such division of brokerage commissions or other compensation.

3.

(Rule 31a-1(b)(10)) A record in the form of an appropriate memorandum identifying the person or persons, committees or groups authorizing the purchase or sale of portfolio securities. Where an authorization is made by a committee or group, a record shall be kept of the names of its members who participate in the authorization. There shall be retained as part of this record: any memorandum, recommendation or instruction supporting or authorizing the purchase or sale of portfolio securities and such other information as is appropriate to support the authorization.[1]

4.

(Rule 31a-1(f)) Such accounts, books and other documents as are required to be maintained by registered investment advisers by rule adopted under Section 204 of the Investment Advisers Act of 1940, to the extent such records are necessary or appropriate to record the Portfolio Manager’s transactions with the Fund.

[1]

Such information might include: the current Form 10-K, annual and quarterly reports, press releases, reports by analysts and from brokerage firms (including their recommendation: i.e., buy, sell, hold) or any internal reports or portfolio manager reviews.

LIBERTY ALL-STAR EQUITY FUND

FORM PORTFOLIO MANAGEMENT AGREEMENT

SCHEDULE C

PORTFOLIO MANAGER FEE

For services provided to the Portfolio Manager Account, the Fund Manager will pay to the Portfolio Manager, on or before the 10th day of each calendar month, a fee calculated and accrued daily and payable monthly by the Fund Manager for the previous calendar month at the annual rate of: 0.40% of the amount obtained by multiplying the Portfolio Manager’s Percentage (as hereinafter defined) times the Average Total Fund Net Assets (as hereinafter defined) up to $400 million; 0.36% of the amount obtained by multiplying the Portfolio Manager’s Percentage times the Average Total Fund Net Assets exceeding $400 million up to and including $800 million; 0.324% of the amount obtained by multiplying the Portfolio Manager’s Percentage times the Average Total Fund Net Assets exceeding $800 million up to and including $1.2 billion; 0.292% of the amount obtained by multiplying the Portfolio Manager’s Percentage times the Average Total Fund Net Assets exceeding $1.2 billion.

“Portfolio Manager’s Percentage” means the percentage obtained by dividing (i) the average daily net asset values of the Portfolio Manager Account during the preceding calendar month, by (ii) the Average Total Fund Net Assets.

“Average Total Fund Net Assets” means the average daily net asset values of the Fund as a whole during the preceding calendar month.

The fee shall be pro-rated for any month during which this Agreement is in effect for only a portion of the month.

**********

LIBERTY ALL-STAR GROWTH FUND, INC.

FORM PORTFOLIO MANAGEMENT AGREEMENT

SCHEDULE C

PORTFOLIO MANAGER FEE

For services provided to the Portfolio Manager Account, the Fund Manager will pay to the Portfolio Manager, on or before the 10th day of each calendar month, a fee calculated and accrued daily and payable monthly by the Fund Manager for the previous calendar month at the annual rate of

(1)	0 .40% of the Portfolio Manager’s Percentage (as defined below) of the average daily net assets of the Fund up to and including $300 million; and

(2)	0.36% of the Portfolio Manager’s Percentage of the average daily net assets of the Fund exceeding $300 million.

Each monthly payment set forth above shall be based on the average daily net assets during such previous calendar month. The fee for the period from the date this Agreement becomes effective to the end of the calendar month in which such effective date occurs will be prorated according to the proportion that such period bears to the full monthly period. Upon any termination of this Agreement before the end of a calendar month, the fee for the part of that calendar month during which this Agreement was in effect shall be prorated according to the proportion that such period bears to the full monthly period and will be payable upon the date of termination of this Agreement. For the purpose of determining fees payable to the Portfolio Manager, the value of the Fund’s net assets will be computed at the times and in the manner specified in the Registration Statement as from time to time in effect.

“Portfolio Manager’s Percentage” means the percentage obtained by dividing the average daily net assets in the Portfolio Manager Account by the Fund’s average daily net assets.

EXHIBIT D

EXISTING PORTFOLIO MANAGEMENT AGREEMENTS

Name of Portfolio Manager	Last Submission of Existing Portfolio Management Agreement for Shareholder Approval and Reason for Submission	Advisory Fee Rate Schedule (As a % of Average Weekly Net Assets for the Existing Portfolio Management Agreement and as a % of the Average Daily Net Assets for the New Portfolio Management Agreements)	Date of Existing Portfolio Management Agreement	Description of Board Action Regarding Existing Portfolio Management Agreement since Beginning of the Funds’ Last Fiscal Year
Liberty All-Star Equity Fund
Cornerstone Capital Management, Inc.	April 29, 2010 (shareholders approved the Existing Portfolio Management Agreement after the prior subadviser was replaced)	0.40% of the portion of the Fund’s assets managed by the Portfolio Manager of the first $400 million; 0.36% of assets over $400 million; 0.324% of assets over $800 million; 0.292% of assets over $1.2 billion	December 21, 2009	On December 17, 2009, the Trustees approved the Existing Portfolio Management Agreement

Matrix Asset Advisers, Inc.	November 21, 2006 (shareholders approved the Existing Portfolio Management Agreement after termination of the prior agreement due to sale of the adviser from Banc of America to ALPS Holdings)	0.40% of the portion of the Fund’s assets managed by the Portfolio Manager of the first $400 million; 0.36% of assets over $400 million; 0.324% of assets over $800 million; 0.292% of assets over $1.2 billion	December 18, 2006	On June 3, 2010, the Trustees approved the renewal of the Existing Portfolio Management Agreement

Pzena Investment Management, LLC	November 21, 2006 (shareholders approved the Existing Portfolio Management Agreement after termination of the prior agreement due to sale of the adviser from Banc of America to ALPS Holdings)	0.40% of the portion of the Fund’s assets managed by the Portfolio Manager of the first $400 million; 0.36% of assets over $400 million; 0.324% of assets over $800 million; 0.292% of assets over $1.2 billion	December 18, 2006	On June 3, 2010, the Trustees approved the renewal of the Existing Portfolio Management Agreement

Schneider Capital Management	November 21, 2006 (shareholders approved the	0.40% of the portion of the Fund’s assets managed by the	December 18, 2006	On June 3, 2010, the Trustees approved the renewal of the Existing

Name of Portfolio Manager	Last Submission of Existing Portfolio Management Agreement for Shareholder Approval and Reason for Submission	Advisory Fee Rate Schedule (As a % of Average Weekly Net Assets for the Existing Portfolio Management Agreement and as a % of the Average Daily Net Assets for the New Portfolio Management Agreements)	Date of Existing Portfolio Management Agreement	Description of Board Action Regarding Existing Portfolio Management Agreement since Beginning of the Funds’ Last Fiscal Year
Corporation	Existing Portfolio Management Agreement after termination of the prior agreement due to sale of the adviser from Banc of America to ALPS Holdings)	Portfolio Manager of the first $400 million; 0.36% of assets over $400 million; 0.324% of assets over $800 million; 0.292% of assets over $1.2 billion		Portfolio Management Agreement

TCW Investment Management Company	November 21, 2006 (shareholders approved the Existing Portfolio Management Agreement after termination of the prior agreement due to sale of the adviser from Banc of America to ALPS Holdings)	0.40% of the portion of the Fund’s assets managed by the Portfolio Manager of the first $400 million; 0.36% of assets over $400 million; 0.324% of assets over $800 million; 0.292% of assets over $1.2 billion	December 18, 2006	On June 3, 2010, the Trustees approved the renewal of the Existing Portfolio Management Agreement

Liberty All-Star Growth Fund, Inc.
M.A. Weatherbie & Co., Inc.	November 21, 2006 (shareholders approved the Existing Portfolio Management Agreement after termination of the prior agreement due to sale of the adviser from Banc of America to ALPS Holdings)	0.40% of the portion of the Fund’s assets managed by the Portfolio Manager of the first $300 million; 0.36% of assets over $300 million	December 18, 2006	On June 3, 2010, the Directors approved the renewal of the Existing Portfolio Management Agreement

TCW Investment Management Company	November 21, 2006 (shareholders approved the Existing Portfolio Management Agreement after termination of the prior agreement due	0.40% of the portion of the Fund’s assets managed by the Portfolio Manager of the first $300 million; 0.36% of assets over $300 million	December 18, 2006	On June 3, 2010, the Directors approved the renewal of the Existing Portfolio Management Agreement

Name of Portfolio Manager	Last Submission of Existing Portfolio Management Agreement for Shareholder Approval and Reason for Submission	Advisory Fee Rate Schedule (As a % of Average Weekly Net Assets for the Existing Portfolio Management Agreement and as a % of the Average Daily Net Assets for the New Portfolio Management Agreements)	Date of Existing Portfolio Management Agreement	Description of Board Action Regarding Existing Portfolio Management Agreement since Beginning of the Funds’ Last Fiscal Year to sale of the adviser from Banc of America to ALPS Holdings)

EXHIBIT E

ALPS Advisors, Inc.

The following are the principal executive officer, directors and certain other officers of AAI:

Directors*

Edmund J. Burke

Thomas A. Carter

Jeremy O. May

Spencer P. Hoffman

Officers*

Name	Title

Thomas A. Carter	President

John C. Donaldson	Executive Vice President, Chief Financial Officer

Jeremy O. May	Executive Vice President

Diana M. Adams	Senior Vice President, Controller, Treasurer

Corey L. Dillon	Senior Vice President, Director of Institutional Advisory Services

Jeremy Held	Senior Vice President, Director of Research

William R. Parmentier, Jr.	Senior Vice President, Chief Investment Officer

Bradley J. Swenson	Senior Vice President, Chief Compliance Officer

Robert J. Szydlowski	Senior Vice President, Chief Technology Officer

Tané T. Tyler	Senior Vice President, Secretary, General Counsel

Erin Douglas	Vice President, Senior Associate Counsel

JoEllen Legg	Vice President, Associate Counsel

Paul F. Leone	Vice President, Assistant General Counsel

David T. Buhler	Vice President, Associate Counsel

Mark T. Haley	Vice President

Michael Akins	Vice President

Amy Temkin	Assistant Vice President

*	The address of each officer and director is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Other Funds Managed

In addition to the advisory services provided by AAI to the Funds, AAI also provides advisory services to other investment companies. Information with respect to the assets of and advisory fees payable to AAI by those funds having investment objectives similar to those of the Funds is set forth below. Although the funds identified below may have investment objectives similar to those of the Funds, we note that there are important differences in fund characteristics and fund investment strategies that serve to distinguish these funds from the Funds.

Name of Fund	Total Net Assets at June 30, 2011	Annual Advisory Fee as a % of Average Daily Net Assets	Waivers, Reductions or Agreements to Waive or Reduce Management Fee
ALPS/WMC Value Intersection Fund	$75,683,444	0.95%	Yes
Clough China Fund	$97,260,453	1.35%	Yes
RiverFront Long-Term Growth Fund	$77,843,768	0.90%	Yes
RiverFront Long-Term Growth & Income Fund	$21,553,491	0.90%	Yes
ALPS/Kotak India Growth Fund	$2,965,480	1.25%	Yes
Ibbotson Aggressive Growth ETF Asset Allocation Portfolio	$38,994,385	0.45%	Yes
Ibbotson Growth ETF Asset Allocation Portfolio	$124,023,821	0.45%	Yes
Ibbotson Balanced ETF Asset Allocation Portfolio	$122,467,015	0.45%	Yes
Ibbotson Income & Growth ETF Asset Allocation Portfolio	$78,187,749	0.45%	Yes

Advisory, Administration, Pricing and Bookkeeping Fees

The advisory fees paid to ALPS AdvisorsAAI by the Equity Fund and Growth Fund during the fiscal year ended December 31, 2010 were $7,049,647 and $993,074, respectively. The administration fees paid to AFS by the Equity Fund and Growth Fund during the fiscal year ended December 31, 2010 were $1,762,412 and $248,268, respectively. The pricing and bookkeeping fees paid to AFS by the Equity Fund and Growth Fund during the fiscal year ended December 31, 2010 were $185,462 and $70,995, respectively. The administration, pricing and bookkeeping services are expected to continue after the Transaction.

EXHIBIT F

ACQUIRER PRINCIPAL OFFICERS/DIRECTORS

Argyros, George L. (Director and Control Person)

McDonnell, Thomas A. (CEO and Director)

Winn, J. (Director)

Nelson, William (Director)

Strandjord, M. Jeannine (Director)

Jackson, Robert (Director)

Fitt, Michael (Director)

McCullough, Thomas (Director)

Allinson, A. (Director)

Reed, Travis (Director)

Highby, Lawrence M. (Director)

Hooley, Stephen C. (President & COO)

Boehm, Jonathan J. (EVP – DST Health Solutions and Argus Health)

Tritt, Robert L. (EVP of DST’s U.S. Investment Recordkeeping Solutions)

Abraham, Thomas R. (CEO of DST Global Solutions)

Towle, Steven J. (Pres. & CEO of subsidiary – DST Output)

Givens, Gregg Wm. (VP & Chief Accounting Officer)

Hager, Kenneth V. (VP & CFO & Treasurer)

Young, Randall D. (VP & Gen. Counsel)

F-1

EXHIBIT G

FUND PORTFOLIO MANAGERS

Liberty All-Star Equity Fund

Cornerstone Capital Management, Inc. (“Cornerstone”)

The following are the principal executive officers, certain other officers and directors of Cornerstone:

Name and Address (1)	Position with Cornerstone	Principal Occupation
Andrew S. Wyatt	Chief Executive Officer, Director	Corporate Management
Thomas G. Kamp	Chief Investment Officer, President	Portfolio Management
Loren R. Kix	Director of Finance & Operations, Chief Compliance Officer	Corporate Management

Beneficial Owners

The following are the 10% or more beneficial owners of voting shares of Cornerstone:

Name and Address (1)	Position with Cornerstone	Ownership Percentage
Andrew S. Wyatt	Chief Executive Officer, Director	25% but less than 50%
David R. Frauenshuh	Shareholder	25% but less than 50%
Thomas G. Kamp	Chief Investment Officer, President	25% but less than 50%

(1)	7101 W. 78th Street, Suite 201, Bloomington, MN 55439

Other Funds Managed

In addition to the management services provided by Cornerstone to the Equity Fund, Cornerstone also provides management and sub-advisory services to other investment companies. Information with respect to the assets of and management or sub-advisory fees payable to Cornerstone by those funds having investment objectives similar to those of the Equity Fund is set forth below:

Name of Fund	Total Net Assets at May 31, 2011 (in millions)	Annual Management or Sub-Advisory Fee as a % of Average Daily Net Assets	Waivers, Reductions or Agreements to Waive or Reduce Management Fee
Keystone Large Cap Growth Fund	$299	0.70%	Yes
Wilshire Large Company Growth Portfolio	$63	0.35%	No

Advisory Fees

The Advisory Fees paid to Cornerstone by AAI for services to the Equity Fund during the fiscal year ended December 31, 2010 were $686,081.

Matrix Asset Advisers, Inc. (“Matrix”)

The following are the principal executive officers, certain other officers and directors of Matrix:

Name and Address (1)	Position with Matrix	Principal Occupation
David A. Katz	President and Chief Investment Officer	President and Chief Investment Officer of Matrix and Chairman of Investment Committee

Beneficial Owners

The following are the 10% or more beneficial owners of voting shares of Matrix:

Name and Address (1)	Position with Matrix	Ownership Percentage
David A. Katz	President and Chief Investment Officer	52.15%
Douglas S. Altabef	Senior Managing Director	23.50%

(1)	747 Third Avenue, New York, NY 10017.

Other Funds Managed

In addition to the management services provided by Matrix to the Equity Fund, Matrix also provides management services to other investment companies. Information with respect to the assets of and management fees payable to Matrix by those funds having investment objectives similar to those of the Equity Fund is set forth below:

Name of Fund	Total Net Assets at May 31, 2011 (in millions)	Annual Management or Sub-Advisory Fee as a % of Average Daily Net Assets	Waivers, Reductions or Agreements to Waive or Reduce Management Fee
Matrix Advisors Value Fund, Inc.	$103	0.75%	Yes

Advisory Fees

The Advisory Fees paid to Matrix by AAI for services to the Equity Fund during the fiscal year ended December 31, 2010 were $701,080.

Pzena Investment Management, LLC (“Pzena”)

The following are the principal executive officer, certain other officers and managing principals of Pzena:

Name and Address (1)	Position with Pzena	Principal Occupation
Richard S. Pzena	Managing Principal, CEO, Co-Chief Investment Officer	Managing Principal, CEO, Co-Chief Investment Officer
John P. Goetz	Managing Principal, Co-Chief Investment Officer	Managing Principal, Co-Chief Investment Officer
Antonio DeSpirito, III	Managing Principal, Portfolio Manager	Managing Principal, Portfolio Manager
Michael Peterson	Managing Principal, Portfolio Manager	Managing Principal, Portfolio Manager
William L. Lipsey	Managing Principal, Business Development & Client Services	Managing Principal, Business Development & Client Services

Beneficial Owners

The following is the 10% or more beneficial owner of voting shares of Pzena:

Name and Address (1)	Position with Pzena	Ownership Percentage
Richard S. Pzena	Managing Principal, CEO, Co-Chief Investment Officer	25-50%

John P. Goetz	Managing Principal, Co-Chief Investment Officer	10-25%
William L. Lipsey	Managing Principal, Marketing & Client Services	10-25%

(1)	120 West 45th Street, 20th Floor, New York, NY 10036.

Other Funds Managed

In addition to the management services provided by Pzena to the Equity Fund, Pzena also provides sub-advisory services to other investment companies. Information with respect to the assets of and sub-advisory fees payable to Pzena by those funds having investment objectives similar to those of the Equity Fund is set forth below:

Name of Fund	Total Net Assets at May 31, 2011 (in millions)	Annual Sub-Advisory Fee as a % of Average Daily Net Assets	Waivers, Reductions or Agreements to Waive or Reduce Sub- Advisory Fee
John Hancock Classic Value Fund	$2,000	Effective fee of 0.34%	None

Wilshire Large Company Value Fund	$36

Fees for assets under $10,000,000

1.000% per annum of up to $10,000,000 of assets

Minimum Fee: $35,000 per annum

Maximum Fee: $70,000 per annum

Fees for assets of $10,000,000 or more

0.700% per annum on the first $25,000,000

0.500% per annum on the next $75,000,000

0.400% per annum on the next %200,000,000

0.350 per annum thereafter

			None

UBS Pace Large Company Value Equity Investments	$1,200	0.70% first $25 million 0.50% on next $75 million 0.40% on next $20 million 0.35% on balance	None

Advisory Fees

The Advisory Fees paid to Pzena by AAI for services to the Equity Fund during the fiscal year ended December 31, 2011 were $714,085.

Schneider Capital Management Corporation (“Schneider”)

Principal Executive Officer and Director

Name and Address(1)	Position with Schneider	Principal Occupation
Arnold C. Schneider III	Sole Director, President and Chief Investment Officer	President and Chief Investment Officer of Schneider

Steven J. Fellin	Secretary and Treasurer	Chief Operating Officer & Financial Officer, Chief Compliance Office of Schneider

Beneficial Owners

The following are the 10% or more beneficial owners of voting shares of Schneider:

Name and Address (1)	Position with Schneider	Ownership Percentage
Arnold C. Schneider III	President and Chief Investment Officer	75% or more

(1)	460 East Swedesford Road, Wayne, PA 19087.

Other Funds Managed

In addition to the management services provided by Schneider to the Equity Fund, Schneider also provides sub-advisory services to other investment companies. Information with respect to the assets of and sub-advisory fees payable to Schneider by those funds having investment objectives similar to those of the Equity Fund is set forth below:

Name of Fund	Total Net Assets at May 31, 2011 (in millions)	Annual Management Fee as a % of Average Daily Net Assets	Waivers, Reductions or Agreements to Waive or Reduce Management Fee
Schneider Value Fund	$96	0.70%	Yes

FRTC Equity 1 Fund	$238.9	0.30% first $200m, 0.25% on next $600m and 0.20% on balance	None

Frank Russell Group of Funds – Russell US Equity Fund	$77.7	0.30% first $200m, 0.25% on next $600m and 0.20% on balance	None

Advisory Fees

The Advisory Fees paid to Schneider by AAI for services to the Equity Fund during the fiscal year ended December 31, 2010 were $696,957.

TCW Investment Management Company (“TCW”)

Principal Executive Officers and Directors

Name and Address (1)	Position with TCW	Principal Occupation
Joseph M. Burschinger	Executive Vice President, Chief Risk Officer	Same

Michael E. Cahill	Director, Executive Vice President Secretary and General Counsel	Same

David S. DeVito, CPA	Director, Executive Vice President and Chief Administrative Officer	Same

Hilary G. D. Lord	Group Managing Director and Chief Compliance Officer	Same

Marc I. Stern	Chief Executive Officer, Chairman and a Director	Same

Richard M. Villa	Managing Director and Chief Financial Officer	Same

Beneficial Owners

The following are the 10% or more beneficial owners of voting shares of TCW:

Name and Address	Position with TCW	Ownership Percentage
The TCW Group, Inc.	Parent Co.	100%
Societe Generale Asset Management SA	Owner of The TCW Group, Inc.	80%
Amundi Group S.A	Owner of The TCW Group, Inc.	20%

(1)	865 South Figueroa Street, Los Angeles, CA 90017.

Other Funds Managed

In addition to the management services provided by TCW to the Equity Fund, TCW also provides sub-advisory services to other investment companies. Information with respect to the assets of and sub-advisory fees payable to TCW by those funds having investment objectives similar to those of the Equity Fund is set forth below:

Name of Fund	Total Net Assets at May 31, 2011 (in millions)	Annual Management Fee as a % of Average Daily Net Assets	Waivers, Reductions or Agreements to Waive or Reduce Management Fee
TCW Select Equities Fund	$565	0.75%	None

Advisers Series Trust -Active Passive Large Cap Growth Fund	Commenced management 6/2011	0.38% on allocated assets	None

Advisory Fees

The Advisory Fees paid to TCW by AAI for services to the Equity Fund during the fiscal year ended December 31, 2010 were $726,621.

Liberty All-Star Growth Fund, Inc.

M.A. Weatherbie & Co., Inc. (“Weatherbie”)

Principal Executive Officer and Director

Name and Address (1)	Position with Weatherbie	Principal Occupation
Matthew A. Weatherbie	Principal Executive Officer, President and Director	President and Chief Investment Officer of Weatherbie

Beneficial Owners

The following is the 10% or more beneficial owner of voting shares of Weatherbie:

Name and Address (1)	Position with Weatherbie	Ownership Percentage
Matthew A. Weatherbie	Principal Executive Officer and President	75% or more

(1)	265 Franklin Street, Boston, MA 02110.

Other Funds Managed

As of the date of proxy statement, Weatherbie did not manage any other funds having investment objectives similar to those of the Growth Fund.

Advisory Fees

The Advisory Fees paid to Weatherbie by AAI for the services to the Growth Fund during the fiscal year ended December 31, 2010 were $168,954.

TCW Investment Management Company (“TCW”)

Principal Executive Officers and Directors

Name and Address (1)	Position with TCW	Principal Occupation
Joseph M. Burschinger	Executive Vice President, Chief Risk Officer	Same

Michael E. Cahill	Director, Executive Vice President Secretary and General Counsel	Same

David S. DeVito, CPA	Director, Executive Vice President and Chief Administrative Officer	Same

Hilary G. D. Lord	Group Managing Director and Chief Compliance Officer	Same

Marc I. Stern	Chief Executive Officer, Chairman and a Director	Same

Richard M. Villa	Managing Director and Chief Financial Officer	Same

(1)	865 South Figueroa Street, Los Angeles, CA 90017.

Beneficial Owners

The following are the 10% or more beneficial owners of voting shares of TCW:

Name and Address	Position with TCW	Ownership Percentage
The TCW Group, Inc.	Parent Co.	100%
Societe Generale Asset Management SA	Owner of The TCW Group, Inc.	80%
Amundi Group S.A	Owner of The TCW Group, Inc.	20%

Other Funds Managed

Mid-Cap Growth

Name of Fund	Total Net Assets at May 31, 2011 (in millions)	Annual Management Fee as a % of Average Daily Net Assets	Waivers, Reductions or Agreements to Waive or Reduce Management Fee
TCW Growth Equities Fund	$134	1.00%	Yes

Northern Funds Mid Cap Fund	$234	0.50% on first $50 million of allocated assets 0.45% on next $150 million of allocated assets 0.40% thereafter	None

Large Cap Growth

Name of Fund	Total Net Assets at May 31, 2011 (in millions)	Annual Management Fee as a % of Average Daily Net Assets	Waivers, Reductions or Agreements to Waive or Reduce Management Fee
TCW Select Equities Fund	$565	0.75%	None

Advisers Series Trust -Active Passive Large Cap Growth Fund	Commenced management 6/2011	0.38% on allocated assets	None

Advisory Fees

The Advisory Fees paid to TCW by AAI for services to the Growth Fund during the fiscal year ended December 31, 2010 were $327,582.

PROXY TABULATOR

P.O. BOX 9112

FARMINGDALE, NY 11735

To vote by Internet.

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Go to website www.proxyvote.com
3)	Follow the instructions provided on the website.

To vote by Telephone

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Call 1-800-690-6903
3)	Follow the instructions.

To vote by Mail

1)	Read the Proxy Statement.
2)	Check the appropriate boxes on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

<XXXXX>1	KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

LIBERTY ALL-STAR EQUITY FUND

			For	Against	Abstain

1.	To approve a new Fund Management Agreement between the Fund and ALPS Advisors, Inc. to become effective upon the closing of the Transaction whereby ALPS Holdings Inc. will merge with a wholly-owned subsidiary of DST Systems, Inc. (the “Closing”).		☐	☐	☐

2.	To approve new Portfolio Management Agreements for the Fund with ALPS Advisors, Inc. and each of the Fund’s current Portfolio Managers listed below to become effective upon the Closing:

	2a.	Cornerstone Capital Management, Inc.	☐	☐	☐

	2b.	Matrix Asset Advisers, Inc.	☐	☐	☐

	2c.	Pzena Investment Management, LLC	☐	☐	☐

	2d.	Schneider Capital Management Corporation	☐	☐	☐

	2e.	TCW Investment Management Company	☐	☐	☐

Note: Please sign this proxy exactly as your name or names appear hereon. If joint owners either may sign. Trustees and other fiduciaries should indicate the capacity in which they sign. If a corporation, partnership or other entity, this signature should be that of a duly authorized individual who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [PLEASE SIGN WITHIN BOX]	Date

<XXXXX>2

LIBERTY ALL-STAR EQUITY FUND

The undersigned hereby appoints Jeremy O. May and Tané T. Tyler, and each of them, attorneys and proxies of the undersigned, with full powers of substitution and revocation, to represent the undersigned and to vote on behalf of the undersigned all shares of Liberty All-Star Equity Fund (the “Fund”) which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund (the “Meeting”) to be held at the offices of the Fund, 1290 Broadway, Suite 1100, Denver, CO 80203 on Friday, September 30, 2011 at 10:00 a.m. MT, and at any adjournments thereof. The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement and hereby instructs said attorneys and proxies to vote said shares as indicated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. This proxy is solicited on behalf of the Board of Trustees.

A majority of the proxies present and acting at the Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

This proxy, if properly executed, will be voted in the manner directed by the undersigned shareholder. If no direction is made, this proxy will be voted FOR the Proposals and in the discretion of the proxy holder as to any other matter that may properly come before the Meeting. Please refer to the Proxy Statement for a discussion of the Proposals.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.